Exhibit 10.22

CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) A TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

K2 PH1 FACILITY AGREEMENT

by and among

KIOXIA CORPORATION,

KIOXIA IWATE CORPORATION,

WESTERN DIGITAL CORPORATION,

SANDISK LLC,

SANDISK (CAYMAN) LIMITED,

SANDISK (IRELAND) LIMITED,

SANDISK FLASH B.V.,

FLASH PARTNERS, LTD.,

FLASH ALLIANCE, LTD.

and

FLASH FORWARD, LTD.

dated as of

June 17, 2024

i

(continued)

(continued)

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		Page
16.11	Notices and Contact Information	60

16.12	Assignment	62

16.13	Amendment and Waiver	62

16.14	Severability	62

16.15	Counterparts; Effectiveness	62

Exhibit A	Definitions

Schedule 2.5(a)(i)	Building [***]
Schedule 2.5(a)(ii)	Credit [***]
Schedule 4.8(d)(x)	Capacity [***]
Schedule 4.7(c)	[***]
Schedule 8.1(a)	[***] Charges
Schedule 8.1(b)	[***] Charges
Schedule 8.4(b)(i)	[***] Costs
Schedule 8.4(b)(ii)	[***] Costs
Schedule 11.1	Management and Operating Reports
Schedule 12.1(f)	Y3, Y4, Y5, New Y2, Y6, K1, Y7 Ph1 CS and K2 Ph1 Capacity Ratios

v

Execution Version

K2 PH1 FACILITY AGREEMENT

This K2 PH1 FACILITY AGREEMENT (this “Agreement”) is made as of June 27, 2024, by and among Kioxia Corporation, a Japanese corporation (“KIC”), Kioxia Iwate Corporation (formerly known as “Toshiba Memory Iwate Corporation”), a Japanese corporation (“KIW” and, together with KIC, “Kioxia”), Western Digital Corporation, a Delaware corporation (“WD” and, together with KIC, the “Parent Parties”), SanDisk LLC, a Delaware limited liability company (“SanDisk LLC”), SanDisk (Cayman) Limited, a company organized under the laws of the Cayman Islands (“SanDisk Cayman”), SanDisk (Ireland) Limited, a company organized under the laws of the Republic of Ireland (“SanDisk Ireland”), SanDisk Flash B.V., a company organized under the laws of the Netherlands (“SanDisk Flash,” and collectively with SanDisk LLC, SanDisk Cayman and SanDisk Ireland, “SanDisk”), Flash Partners, Ltd., a Japanese tokurei yugen kaisha (“FPL”), Flash Alliance, Ltd., a Japanese tokurei yugen kaisha (“FAL”), and Flash Forward, Ltd., a Japanese godo kaisha (“FFL,” and collectively with Kioxia, WD, SanDisk, FPL and FAL, the “Parties”).

WHEREAS, FPL, FAL and FFL (collectively, with any future joint venture operations mutually agreed between KIC and WD, the “JVs” and, each, a “JV”) are engaged in the manufacture of NAND Flash Memory Products and BiCS Products;

WHEREAS, Kioxia plans to build and facilitize the K2 Ph1 Facility located within the Kitakami Facility (each as defined in Exhibit A) for use in BiCS Technology Transitions, among other potential uses pursuant to this Agreement;

WHEREAS, KIC conducts certain activities at the Kitakami Facility through KIW, KIC’s wholly owned Subsidiary;

WHEREAS, the Parties intend for FFL to be the Parent Parties’ primary vehicle for joint investments in tools for the manufacture of BiCS Products at the K2 Ph1 Facility, which FFL will acquire in accordance with a production framework substantially similar to the production framework established in the New Y2 Agreement;

WHEREAS, the Parties desire to set forth the terms and conditions of the construction and use of the K2 Ph1 Facility; and

WHEREAS, some or all of the Parties are concurrently entering into this Agreement, the Amended JMD Agreement and the K2 Ph1 MCEIA (each as defined in Exhibit A) (collectively, the “New Agreements”).

NOW, THEREFORE, the Parties hereby agree as follows:

1.	FRAMEWORK

1.1 New Y2 Production Framework. The Parties acknowledge and agree that the terms and conditions set forth in Article 1 of the New Y2 Agreement apply to the manufacture of BiCS Products in the K2 Ph1 Facility (including, for the avoidance of doubt, with respect to the transfer of BiCS Process Technology (as defined in the New Y2 Agreement), process integration for manufacture of BiCS Products, and the rights of the Parent Parties to market and sell BiCS

Products) to the same extent that they would apply if the K2 Ph1 Facility were the New Y2 Facility and part of the Yokkaichi Facility; provided, however, that to the extent any provision of Article 1 of the New Y2 Agreement expressly conflicts with any provision in this Agreement, the provision in this Agreement shall control as to such conflict.

1.2 FFL as Primary Investment Vehicle. FFL shall be the Parent Parties’ primary vehicle for joint investments in tools for the Kitakami Facility, [***]

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1.3 Former JV Capacity.

(a) For purposes of Section 1.4 of the K1 Agreement, (i) any capacity of a JV of which a Parent Party or SanDisk, as the case may be, has acquired all of the Units (as defined in the FPL Operating Agreement), Shares (as defined in the FAL Operating Agreement), or Interests (as defined in the FFL Operating Agreement), as applicable, or (ii) any capacity acquired by a Parent Party or SanDisk, as the case may be, from a JV as a result of the dissolution procedures under the JV Operating Agreement of such JV, or in connection with the termination of the JV Master Agreement of such JV, in each case, in the K2 Ph1 Facility, shall constitute Former JV Capacity (as defined in the K1 Agreement).

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1.4 Scope. This Agreement applies solely to the K2 Ph1 Facility. If the Parties agree to collaborate in any subsequent phase of the K2 Facility, the terms and conditions that may apply to such subsequent phase shall be separately negotiated and memorialized in a separate, subsequent agreement.

2.	K2 PH1 FACILITY AND CONSTRUCTION

2.1 Purpose of K2 Ph1. The Parties acknowledge and agree that (a) the K2 Ph1 Facility may be used for BiCS Technology Transitions and (b) the K2 Ph1 Facility may also be used by the Parties for (i) Kitakami Capacity Transfers, BiCS Expansions and BiCS Conversions, (ii) the manufacture of other products (including supporting capacity expansions and technology transitions of such other products) and (iii) the development of new technologies or products, in each case of (ii) and (iii), as mutually agreed between the Parent Parties from time to time. [***]

2.2 First JV Wafer Out. The Parties target K2 Ph1 Facility cleanroom readiness to occur in [***] with respect to wafer capacity from the implementation of the K2 Ph1 Minimum Commitment, with a First JV Wafer Out Date targeted in [***]

2.3 Rights and Responsibilities in Construction.

(a) Kioxia. Kioxia shall (i) direct the design, construction and facilitization of the K2 Ph1 Facility and (ii) exercise commercially reasonable efforts to ensure that the K2 Ph1 Facility is (A) insurable, (B) designed and constructed to mutually acceptable high levels of risk control standards and (C) completed on a schedule consistent with achieving the First JV Wafer Out Date provided for in Section 2.2. Kioxia shall maintain the K2 Ph1 Facility at mutually acceptable high levels of risk control standards in accordance with current practice.

(b) WD. In connection with the construction and facilitization of the K2 Ph1 Facility, (i) WD shall (and the Parent Parties shall cause the JVs to) assist Kioxia in minimizing the time required to obtain required administrative approvals, and (ii) WD and its agents shall have (with prior coordination with Kioxia and the construction coordinators for the K2 Ph1 Facility) reasonable access to the K2 Ph1 Facility construction site and to all appropriate information pertaining to the construction of the K2 Ph1 Facility and necessary for WD to participate in the JV operations in the K2 Ph1 Facility; provided that WD shall be solely responsible for all damage caused by such access.

2.4 Phases of Construction. The shell of the K2 Ph1 Facility shall be built in one (1) phase, and the cleanroom shall be built in two (2) phases. [***]

2.5 Construction Costs and Related Costs.

(a) Building Depreciation Prepayment. Prior to each Payment Due Date set forth in Schedule 2.5(a)(i) or if such Payment Due Date is not a Business Day, the Business Day immediately preceding such Payment Due Date [***] WD and KIW shall pay to FFL the Payment Amount set forth for such Payment Due Date in Schedule 2.5(a)(i) (each, a “Building Depreciation Prepayment”); and [***]

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(b) Start-Up Costs. The Parties acknowledge that one or more of the Parties have incurred or will incur actual costs in connection with constructing the K2 Ph1 Facility and preparing the K2 Ph1 Facility for production during the period prior to the start of volume production at the K2 Ph1 Facility, including personnel costs, materials costs and other operating expenses, for which each Parent Party has the obligation ultimately to bear fifty percent (50%) (“Start-Up Costs”). The Parent Parties shall discuss in good faith and agree upon the Start-Up Costs borne by the Parties and the means and timing by which each Party, as applicable, shall be reimbursed or credited for having incurred more than fifty percent (50%) of the Start-Up Costs or shall make payments due for having incurred less than fifty percent (50%) of the Start-Up Costs; provided that the determination and allocation of Start-Up Costs and the means and timing of reimbursement shall be in a manner substantially similar to that utilized in connection with the start-up costs of the Yokkaichi Facility and Kitakami Facility. [***] Start-Up Costs will be excluded from K2 Ph1 Manufacturing Costs.

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2.6 Incentives.

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(b) If a government incentive reduces KIC’s construction costs that are subject to Building Depreciation Prepayment(s), KIC shall disclose such incentives to WD in a timely manner. Upon KIC’s receipt of any such incentive, KIC shall reduce the Building Depreciation Prepayment paid or to be paid by each Parent Party (or credit against such Building Depreciation Payment) by a proportionate, fair share of the value of the incentive received as soon as reasonably practicable. The Parent Parties will discuss in good faith the appropriate and specific timing, form and mechanism for such reduction or credit, taking into account tax considerations.

2.7 Insurance. Kioxia shall maintain or arrange property insurance covering the JV assets in the K2 Ph1 Facility and business interruption insurance in respect of the business conducted at the K2 Ph1 Facility, the scope and amounts of which shall be consistent with existing practices at the Yokkaichi Facility and as required by any lender or carrier to secure such coverage. This coverage shall provide basically full replacement value of all JV equipment installed in the K2 Ph1 Facility, subject to valuation as part of Kioxia’s annual insurance policy renewal, and shall name the applicable JV as a beneficiary in respect of assets owned or leased by it and K2 Ph1 employee expenses covered by business interruption insurance. On an annual basis, or when requested by either Party, the K2 Ph1 Operating Committee shall discuss and review the current insurance coverage and/or the need for any additional property or business interruption insurance in respect of the JV assets in and operations of the K2 Ph1 Facility. Further, WD reserves the right to seek to arrange additional property or business interruption insurance for its own account in respect of such assets or operations, and Kioxia shall cooperate in good faith to provide such information and access as is reasonably necessary for WD to arrange such insurance. If Kioxia makes a recovery from a third party (other than an insurer per the above) in respect of both assets in the K2 Ph1 Facility and other assets, then Kioxia shall allocate to the applicable JVs a share of the net amount of such recovery in proportion to the losses suffered by such JVs and total losses suffered by such JVs and Kioxia.

3.	PRODUCTS; RIGHTS TO CLEANROOM SPACE; TOOLS

3.1 BiCS Products.

(a) Subject to Section 1.2, the JVs may produce BiCS Products at the K2 Ph1 Facility.

(b) BiCS Products manufactured at the Kitakami Facility and that are identified by [***] as K2 Ph1 lots are referred to as “K2 Ph1 BiCS Products.” “JV K2 Ph1 BiCS Products” are K2 Ph1 BiCS Products allocated to [***]

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(c) For the avoidance of doubt, [***]

3.2 Rights to Cleanroom Space.

(a) K2 Ph1 JV Space. The JVs shall have the right to invest in and secure production capacity and/or cleanroom space in the K2 Ph1 Facility as follows:

(i) K2 Ph1 JV BiCS Space. Subject to Section 1.2, the Parties acknowledge that each of the JVs has the right to invest in and secure production capacity and/or cleanroom space in the K2 Ph1 Facility for the production of JV BiCS Products (the cleanroom space actually so utilized for production of BiCS Products at any time, such JV’s “K2 Ph1 JV BiCS Space”). In the event of an expiration or dissolution of a JV or termination of a JV Master Agreement for any reason, without any limitation on KIC’s use or disposal of the facilities or assets of such JV, each Parent Party shall consider in good faith potential negative impacts on the remaining JVs’ respective production capacities in the K2 Ph1 Facility and utilization of their respective K2 Ph1 JV BiCS Space.

(ii) K2 Ph1 JMD Space. [***]

(b) K2 Ph1 Non-JV Space. The Parent Parties have the right to invest in and secure production capacity and/or cleanroom space as follows:

(i) KIC R&D Space. [***]

(ii) Unilateral Space. [***]

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3.3 Tool Acquisition, Usage and Layout.

(a) JV Tools. Acquisitions of JV BiCS Tools shall be made in accordance with the terms for NAND Flash Memory Products tool acquisitions in the applicable JV Master Agreement, and JV BiCS Tools may be installed in the K2 Ph1 Facility as mutually agreed by the Parent Parties. [***]

(b) JMD Tools. [***]

(c) Kioxia R&D Tools. [***]

(d) Unilateral Tools. [***]

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(e) Tool Layout. [***]

3.4 NAND Flash Memory Products. Notwithstanding anything to the contrary in this Agreement, but subject to Section 1.2, the Parties acknowledge that NAND Flash Memory Products may be manufactured using tools installed in the K2 Ph1 Facility cleanroom space if and to the extent agreed in a JV Business Plan or by the applicable Operating Committee. Any such manufacture of NAND Flash Memory Products (including as to expansion or technology transition) shall be conducted pursuant to the terms of the applicable JV’s JV Agreements as if such JV Agreements contemplated the manufacture of NAND Flash Memory Products in the K2 Ph1 Facility. Any NAND Flash Memory Products manufactured at the Kitakami Facility and that are identified [***] as K2 Ph1 lots are referred to as “K2 Ph1 NAND Flash Memory Products.” “JV K2 Ph1 NAND Flash Memory Products” are K2 Ph1 NAND Flash Memory Products allocated to a JV under the applicable JV’s JV Master Agreement. Allocation of monthly lot output of NAND Flash Memory Products under the JV Master Agreements is hereby amended to include the following: the actual monthly lot output of K2 Ph1 NAND Flash Memory Products will be allocated between the Parent Parties in the manner set forth in this Agreement as if all of such output were BiCS Product output from the K2 Ph1 Facility; provided that during any month in which the planned production of NAND Flash Memory Products is [***] output will be allocated between the Parent Parties using an [***]

4.	RAMP-UP PROCESS

4.1 K2 Ph1 Minimum Commitment.

(a) Unless otherwise agreed in writing between the Parent Parties, the Parent Parties shall, through FFL, make an initial investment to implement, using the K2 Ph1 Facility, a BiCS Technology Transition of up to 500 L/M in aggregate FFL production capacity to the BiCS Products generation known to the Parties as “BiCS8” and/or “BiCS10,” which investment shall be divided equally between the Parent Parties (the foregoing, as further described below, the “K2 Ph1 Minimum Commitment”). The specific number of L/M and product mix between “BiCS8” and/or “BiCS10” that will comprise the K2 Ph1 Minimum Commitment shall be discussed in good faith and agreed in writing by the Parent Parties as soon as practicable, with a target for reaching an agreement in writing on the foregoing by July 31, 2024.

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4.2 Existing Facility BiCS Expansion.

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4.3 Other Facility Expansions.

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4.4 BiCS Conversions and BiCS Technology Transitions. Without limiting KIC’s implementation of BiCS Conversions or BiCS Technology Transitions as part of the Phase I Implementation (as defined in the Y6 Agreement), the JVs shall be given priority for any BiCS Conversion or BiCS Technology Transition. Should any of FPL, FAL or FFL not accept any proposal for a BiCS Conversion or BiCS Technology Transition, the non-rejecting Parent Party may implement such BiCS Conversion or BiCS Technology Transition on its capacity, [***] Subject to the foregoing priority granted to the JVs, nothing in this Agreement shall in any way limit KIC’s ability to implement BiCS Conversions or BiCS Technology Transitions within the

Kioxia Capacity, which shall be made in KIC’s sole discretion. For the avoidance of doubt, any BiCS Conversion or BiCS Technology Transition involving the use of the New Y2 Facility, the Y6 Facility, the K1 Facility, the Y7 Ph1 CS or the K2 Ph1 Facility shall be managed as a technology transition by the Operating Committees in accordance with the JV Agreements and past practices at the Yokkaichi Facility and Kitakami Facility.

4.5 Failure to Invest.

(a) K2 Ph1 Minimum Commitment. If WD fails for any reason to make (or authorize the JVs to make) the investment necessary to implement its fifty percent (50%) share of the K2 Ph1 Minimum Commitment [***], then [***]

(b) Ramp-Up Commitment. If a Parent Party fails for any reason to make (or authorize the JVs to make) the investment necessary to implement its fifty percent (50%) share of a Ramp-Up Commitment, then the other Parent Party (so long as it has made and authorized the investment necessary to implement its fifty percent (50%) share of the K2 Ph1 Minimum Commitment) may, [***]

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4.6 Intentionally omitted.

4.7 Adjustment Payment.

(a) Solely with respect to the K2 Ph1 Facility, [***] if either Parent Party’s Threshold Direct Capacity Ratio and/or Threshold Supported Capacity Ratio (each as defined below) falls below [***] then [***] will pay [***] an Adjustment Payment (as defined below) [***]

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(b) As used herein:

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4.8 [***] and Kitakami Capacity Transfers.

(a) [***] Proposals.

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(b) [***]

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(c) Kitakami Capacity Transfer Proposal.

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(e) Intentionally omitted.

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4.9 [***]

5.	BiCS PRODUCTS PRIORITY

5.1 WD. WD’s and its Subsidiaries’ manufacturing capacity for, and purchased supply of, BiCS Products and BiCS Product Alternatives shall be sourced from, and in, the following priority:

(a) from the JVs to fulfill the BiCS Products capacity allocated to WD or SanDisk, as provided under the JV Agreements; and

(b) from (i) WD’s or SanDisk’s Former JV Capacity obtained in accordance with Section 1.4 of the K1 Agreement (if any) and/or (ii) from [***] and/or from other third parties, provided that, with respect to sub-clause (ii) only, (A) WD and SanDisk shall use commercially reasonable efforts to source from third parties that are licensees of KIC as to BiCS Technology and (B) WD or SanDisk, as applicable, shall have fulfilled its fifty percent (50%) share of (1) the Y3 Ramp-Up Plan, (2) the Y4 Ramp-Up Plan, (3) the Phase I Minimum RUP Commitment, (4) the Phase II Minimum RUP Commitment to the extent applicable (each of (1), (2), (3), and (4), as defined in the FFL Master Agreement), (5) the Minimum Commitment (as defined in the New Y2 Agreement) for the New Y2 Facility, (6) the Minimum Commitment (as defined in the Y6 Agreement) for the Y6 Facility, (7) the K1 Minimum Commitment (as defined in the K1 Agreement), (8) the Y7 Ph1 CS Minimum Commitment (as defined in the Y7 Ph1 Agreement) and (9) the K2 Ph1 Minimum Commitment (to the extent the associated capacity exists).

5.2 [***]

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5.3 JV Manufacturing Source. Notwithstanding anything to the contrary in this Agreement or any other Master Operative Document, the Yokkaichi Facility and the Kitakami Facility shall be the JVs’ exclusive manufacturing sources for output of BiCS Products, except upon mutual agreement by the Parent Parties.

5.4 Prior Agreement. This Article 5 supersedes and replaces Article 5 of the Y7 Ph1 Agreement (and any applicable provisions in the Existing Agreements that were superseded by Article 5 of the Y7 Ph1 Agreement) from the date hereof. From and after the date of this Agreement, any reference to Section 5.1, 5.2, 5.1(b)(ii) or 5.2(b)(ii) of the Y7 Ph1 Agreement (and any applicable provision in the Existing Agreements that was superseded by Section 5.1, 5.2, 5.1(b)(ii) or 5.2(b)(ii) of the Y7 Ph1 Agreement) shall instead refer to Section 5.1, Section 5.2, Section 5.1(b)(ii) and Section 5.2(b)(ii), respectively, of this Agreement. The references to “Section 5.1(a),” “Section 5.1(b),” “Section 5.1(a)(iv),” and “Section 5.1(b)(v)” in Section 5.2 of the New Y2 Agreement shall refer to Section 5.1, Section 5.2, Section 5.1(b)(ii) and Section 5.2(b)(ii), respectively, of this Agreement.

6.	K2 PH1 OPERATING COMMITTEE

6.1 Committee Purpose and Authority. There will be an Operating Committee for K2 Ph1 Facility operations (the “K2 Ph1 Operating Committee”) consisting of a senior executive designated by each of WD and KIC (each such individual, the “WD Representative” and the “KIC Representative,” respectively), each of whom shall have an engineering background and represent the designating Party on a day-to-day basis at the K2 Ph1 Facility. The K2 Ph1 Operating Committee shall work together and endeavor to make the K2 Ph1 Facility the most advanced and competitive memory fabrication facility in the world. The K2 Ph1 Operating Committee will have the authority to determine all JV-related matters concerning the day-to-day operations of the K2 Ph1 Facility (including staffing matters as provided in Article 7), subject to the requirements of this Agreement and consistent with past practice at the Yokkaichi Facility and K1 Facility.

6.2 Parent Party Representatives.

(a) Replacement. Each Parent Party shall notify the other Parent Party in advance of any replacement of its representative on the K2 Ph1 Operating Committee. If a Parent Party requests in good faith that the other Parent Party’s representative be replaced with another person from the other Parent Party’s organization, the other Party shall consider and discuss in good faith with the requesting Parent Party such request, provided that such replacement, if any, may be determined solely by such other Parent Party.

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6.3 Committee Meetings. The K2 Ph1 Operating Committee shall communicate on a day-to-day basis with respect to the status of the K2 Ph1 Facility operations and any other issues that may arise and shall meet in person no less than one time per week, or such other times and frequency as mutually agreed by all members of such committee. The K2 Ph1 Operating Committee shall hold a monthly review meeting in English at the Yokkaichi Facility or, if agreed by the K2 Ph1 Operating Committee members, via web conference on [***] of each calendar month, unless otherwise agreed by the K2 Ph1 Operating Committee. The K2 Ph1 Operating Committee shall prepare and use commercially reasonable efforts to distribute to the Parent Parties at least three (3) Business Days in advance of the K2 Ph1 Operating Committee’s monthly review meetings monthly reports in English with respect to the engineering activities, operations and cost information of the K2 Ph1 Facility.

6.4 Dispute Resolution. If the members of the K2 Ph1 Operating Committee are unable to agree on any issue after [***] (by agreement of its two (2) members), they shall submit such matter together with their respective recommendations to the applicable Board of Directors or Board of Executive Officers of the applicable JV(s), which shall endeavor to immediately resolve the issue or escalate such issue, as applicable in the manner set forth in the applicable JV Master Agreement.

7.	ENGINEERS AND HEADCOUNT PLAN

7.1 K2 Ph1 JV Engineers; Personnel. As used in this Agreement:

(a) “K2 Ph1 JV Engineers” means [***]

(b) “KIC Personnel” means [***]

(c) “WD Personnel” [***]

(d) “Personnel” means [***] and

(e) “WD Team” means [***]

7.2 K2 Ph1 JV Headcount Plan. [***]

7.3 Staffing. [***]

7.4 Integration; Headcount Working Group. Integration of the WD Team into the K2 Ph1 Facility organization, organization structure, updates on the hiring of K2 Ph1 JV Engineers by WD or KIC (or their respective Affiliates), access to the K2 Ph1 Operating Committee, WD Team member communications with WD, [***] and related matters will be discussed by the Headcount Working Group (as defined in the FFL Master Agreement), as applicable, and, subject to and without any limitation on the effect of the Information Security Agreement as applicable, provided for and resolved in the manner set forth in the FFL Master Agreement with respect to personnel at the Y5 Facility, except that matters to be handled by the Y5 Operating Committee will be handled instead by the K2 Ph1 Operating Committee.

7.5 WD Team. With respect to the WD Team, subject to and without any limitation on the effect of the Information Security Agreement, the Parties agree as follows:

(a) Language Skills. Recognizing that Japanese language skills will be necessary for personnel working at the K2 Ph1 Facility, WD shall seek to minimize the number of K2 Ph1 JV Engineers seconded by WD or any of its Affiliates to the K2 Ph1 Facility who are not highly proficient in Japanese, and WD shall ensure that those members of the WD Team who are not Japanese speakers receive some language training in Japanese at WD’s cost before being sent to work at the K2 Ph1 Facility and WD shall use commercially reasonable efforts to ensure that such language training is appropriate to such WD Team member’s position at the K2 Ph1 Facility.

(b) Reimbursement; Conditions. WD’s and its Affiliates’ K2 Ph1 JV Engineers shall be integrated by KIC at the Kitakami Facility and shall work together with KIC’s and its Affiliates’ K2 Ph1 JV Engineers to seek to ensure the optimal operation of the K2 Ph1 Facility from a cost and technology perspective. [***]

(c) WD Personnel. [***]

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(g) Employment Relationship. All members of the WD Team will remain employees of WD (or WD’s Affiliate, as applicable).

7.6 Indemnification. Each Parent Party will indemnify the other Parties from any claim by any of such Parent Party’s or its Affiliate’s employees, consultants or agents (such Parent Party being the “Employer”) (a) based on other than willful misconduct of such Employer or its Affiliate, its or its Affiliate’s employees, consultants or agents or (b) that he or she has rights, or is owed obligations, as an employee of the Party that is not the Employer or its Affiliate.

7.7 Other Personnel. [***]

8.	MANUFACTURING COSTS

8.1 K2 Ph1 Manufacturing Costs. [***]

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(d) Manufacturing Cost Reconciliation. Within [***] after the end of each JV fiscal quarter, KIC shall perform the manufacturing cost reconciliations of [***] and [***] in each case as described above (together, the “Quarterly Manufacturing Cost Reconciliation”). KIC shall provide a forecast of the Quarterly Manufacturing Cost Reconciliation to the JVs and WD every month.

8.2 K2 Ph1 Manufacturing Cost Allocation Framework. K2 Ph1 Manufacturing Costs shall be shared by the Parties and shall be either K2 Ph1 Fixed Manufacturing Costs or K2 Ph1 Variable Manufacturing Costs, in each case as determined in the manner set forth in this Article 8. [***]

8.3 K2 Ph1 Manufacturing Cost Allocation Methodology.

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(b) K2 Ph1 Manufacturing Costs allocated to each of Y3 Products, Y4 Products, Y5 Products, New Y2 Products, Y6 Products, K1 Products and Y7 Ph1 CS Products in accordance with Section 8.3(a) will be treated as a Y3/Y4/Y5/New Y2/Y6/K1/Y7 Ph1 CS/K2 Ph1 Cross Charge (as described in Schedule 8.4(b)(i)) and further allocated among the applicable JV, KIC, WD, and SanDisk in accordance with the applicable JV’s JV Agreements or the New Y2 Agreement, Y6 Agreement, K1 Agreement or Y7 Ph1 Agreement, as applicable.

(c) K2 Ph1 Manufacturing Costs allocated to K2 Ph1 Products will be further allocated as set forth in Section 8.4(b).

(d) Within [***] after the end of each JV fiscal quarter, KIC shall provide to WD a reconciliation of the allocation of K2 Ph1 Manufacturing Costs that reflects [***] during the fiscal quarter. KIC will provide a forecast of such quarterly reconciliation to the JVs and WD every month.

(e) In the event that there is a [***] warrant a deviation from the allocation methodology set forth in Sections 8.3(a) through 8.3(d), then the Parent Parties shall [***]

8.4 K2 Ph1 Product Manufacturing Costs.

(a) “K2 Ph1 Product Manufacturing Costs” means [***]

(b) All K2 Ph1 Product Manufacturing Costs will be either K2 Ph1 Product Fixed Manufacturing Costs or K2 Ph1 Product Variable Manufacturing Costs.

(i) K2 Ph1 Product Fixed Manufacturing Costs. “K2 Ph1 Product Fixed Manufacturing Costs” means [***]

(ii) K2 Ph1 Product Variable Manufacturing Costs. “K2 Ph1 Product Variable Manufacturing Costs” means [***]

8.5 Accounting and Cost Methodology. K2 Ph1 Manufacturing Costs methodology will in principle be in accordance with the existing accounting and cost methodology used by the JVs in the Kitakami Facility. [***]

8.6 No Duplication of Costs or Expenses. It is the intent of the Parties that any payments made by the Parties under or pursuant to any Master Operative Document shall not be duplicative and that the Parties shall in no event be required to pay or contribute more than once for any service, product or development work provided under the Master Operative Documents, if such service, product or development work is provided under more than one Master Operative Document. In addition, to the extent that a Party makes a direct payment for any service, product or development work under a Master Operative Document, the cost incurred by KIC (from the Kitakami Facility) or the JVs, as the case may be, in connection with the provision of such service, product or development work shall not be included in the applicable wafer price charged to such Party.

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9.	FOUNDRY AND PURCHASE AND SUPPLY ARRANGEMENTS

9.1 K2 Ph1 Foundry Arrangements.

(a) Die Sort, Equipment and Raw Materials. Die sorting facilities for JV K2 Ph1 Products will be located at [***] or such other place mutually agreed by the Parent Parties. Kioxia’s use of any of FPL’s, FAL’s and FFL’s manufacturing equipment located in the K2 Ph1 Facility in the manufacture of BiCS Products will be governed by the FPL Lease Agreement, the FAL Lease Agreement and the FFL Lease Agreement, respectively. Kioxia shall be responsible for obtaining the raw materials and services to be used in the manufacture of JV K2 Ph1 Products.

(b) Foundry Production. Kioxia shall manufacture BiCS Products at the K2 Ph1 Facility for the JVs as ordered by the JVs pursuant to the Foundry Agreements. Kioxia and the JVs shall use their best efforts to achieve the manufacturing capacity for the K2 Ph1 Facility set forth in the JV Business Plans, which will include any plans for JV use of cleanroom space in the K2 Ph1 Facility. Wafers produced in the K2 Ph1 Facility will be sorted between the Parent Parties such that aggregate yield losses will be shared on an equal basis.

(c) Operating Relationship. The Parent Parties shall provide personnel necessary for the manufacture of BiCS Products for and on behalf of the JVs as described in Article 7.

(d) Consideration to be Paid to Kioxia. Kioxia shall be compensated by the JVs as provided in the Foundry Agreements, [***]

(e) K2 Ph1 Purchase Orders. POs (as defined in each Foundry Agreement) for JV K2 Ph1 Products shall be issued by each JV to [***]

9.2 Purchase and Supply Agreements. For the avoidance of doubt, the rights, obligations and procedures for the purchase by the Parent Parties from FPL, FAL and FFL of JV BiCS Products manufactured in whole or in part at the K2 Ph1 Facility shall be as set forth in the FPL Purchase and Supply Agreements, the FAL Purchase and Supply Agreements and the FFL Purchase and Supply Agreements, respectively, of the applicable Kioxia party (in the case of Kioxia) and the applicable SanDisk party (in the case of WD). Kioxia may place POs for Products (each as defined in each Purchase and Supply Agreement between KIC and each JV), including JV BiCS Products, pursuant to such Purchase and Supply Agreement.

9.3 Equal Right to JV Production. For the avoidance of doubt, Kioxia, on one hand, and WD and SanDisk, on the other hand, shall have the right and obligation, through the JVs, to utilize fifty percent (50%) of the manufacturing capacity for JV BiCS Products manufactured in whole or in part at the K2 Ph1 Facility, on an Equivalent Lot basis, as provided in the JV Master Agreements.

9.4 Forecasts/Production Planning. The Parent Parties shall submit forecasts to the applicable JV(s) for K2 Ph1 Products [***]

[***]

9.5 K2 Ph1 Product Output Allocation. The actual monthly lot output of K2 Ph1 Products shall be allocated among the JVs, Kioxia, WD and SanDisk, as applicable, based on the K2 Ph1 Capacity Ratio, provided that during any month in which the planned production capacity of K2 Ph1 Products is [***] WD and SanDisk, as applicable, will be allocated output of such K2 Ph1 Products [***]

9.6 Alternative Use of Allocated Capacity. For the avoidance of doubt, any alternative use of a Party’s allotted manufacturing capacity for JV BiCS Products within the K2 Ph1 Facility will be as permitted in, and subject to and governed by the terms of, the applicable JV’s JV Master Agreement.

10.	RESEARCH AND DEVELOPMENT

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10.5  No Change to Common R&D. Except as set forth in this Article 10, or as may be otherwise agreed in writing between the Parties, the Common R&D Agreement shall continue in full force and effect in accordance with its terms, and the agreements regarding equipment, materials and development provided for in the Common R&D Agreement shall continue to be part of the Common R&D Agreement.

11.	K2 PH1 INFORMATION AND DATA SHARING

11.1  Management and Operating Reports. Upon the request of either KIC or WD, the K2 Ph1 Operating Committee shall provide KIC and WD with, simultaneously in Japanese and English, those management and operating reports identified on Schedule 11.1 and as mutually agreed upon from time to time by the Parent Parties. Upon reasonable request from WD, employees of Kioxia shall explain such reports to employees of WD and its Subsidiaries and respond to questions from employees of WD and its Subsidiaries; provided, however, that WD acknowledges and agrees that Kioxia will not be responsible for WD’s or any of its Subsidiaries’ failure to understand any such reports. The K1 Operating Committee and the Y5 Operating Committee (as defined in the FFL Master Agreement) will cooperate to obtain any information relating to K2 Ph1 Facility management or operations necessary for the reports to be provided by the Y5 Operating Committee under Section 8.1(d) of the FFL Master Agreement.

11.2  Production Control; Access to K2 Ph1 Data. From the start of production of JV Products in the K2 Ph1 Facility, Kioxia shall provide, consistent with past practice, employees of WD and its Subsidiaries [***] provided that the cost necessary for making such system available to such employees will be borne by [***] Each Party will be provided the same real-time access to K2 Ph1 data relating to JV Products.

11.3  Engineering Wafers. Each of the Parent Parties will have full access to all operational and engineering data and reports related to engineering wafers manufactured for JV Products manufactured at the K2 Ph1 Facility.

11.4  Unilateral Capacity Data. For any Kioxia Capacity in the K2 Ph1 Facility, Kioxia shall provide to the JVs all data necessary to determine whether the Kioxia Capacity is being operated [***] including but not limited to [***]

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12.	OTHER MODIFICATIONS TO CERTAIN MASTER PERATIVE DOCUMENTS

To update their agreement as expressed in certain of the Master Operative Documents to, among other things, take into account the K2 Ph1 Facility, to provide for the installation of tools and utilization of clean room space by each of the JVs within the K2 Ph1 Facility and to provide for KIW’s performance of certain activities at the K2 Ph1 Facility, the Parties agree that the Master Operative Documents are hereby amended as set forth below, and as necessary to give effect to the purpose and intent of this Article 12 whether or not expressly set forth below.

12.1  JV Master Agreements.

(a) External Manufacturing Source. For the avoidance of doubt, the K2 Ph1 Facility is not an “external manufacturing source,” as such term is used in the JV Master Agreements.

(b) Embedded NAND Products. The rights of each Parent Party under the JV Agreements to use a portion of its total allocated capacity in the JV Space to cause to be manufactured Embedded NAND Products, subject to the conditions and limitations set forth in the JV Agreements, are hereby extended to the K2 Ph1 JV Space.

(c) Proprietary Flash Products. The rights of each Parent Party under the JV Agreements to use a portion of its total allocated capacity from the JV Space to cause to be manufactured Proprietary Flash Products, subject to the conditions and limitations set forth in the JV Agreements, are hereby extended to the K2 Ph1 JV Space. Each of WD (together with SanDisk) and Kioxia may use a portion of its total allocated capacity from the K2 Ph1 JV Space to cause to be manufactured Proprietary Flash Products, subject to each of the limitations, conditions and Parent Party undertakings in respect of Proprietary Flash Products provided under the applicable JV Master Agreement, as amended, for the manufacture of Proprietary Flash Products in the Yokkaichi Facility. If a Parent Party requests a modification to the limitations, conditions and undertakings for the manufacture of Proprietary Flash Products, the Parent Parties will discuss such requested modification.

(d) Engineering Wafers. The rights of the Parent Parties and KIW to receive Evaluation Wafers and Qualification Wafers (each as defined in the JV Master Agreements) under the JV Master Agreements apply to Evaluation Wafers and Qualification Wafers manufactured in the K2 Ph1 Facility. For the avoidance of doubt, WD may ship its share of Evaluation Wafers and Qualification Wafers to any location in its sole discretion subject to any terms and conditions of the Master Operative Documents that relate or apply to the shipment of Evaluation Wafers or Qualification Wafers by SanDisk, including applicable export control requirements, provided that any such shipment by WD shall comply with applicable shipping procedures at the Kitakami Facility.

(e) Financing. The terms and conditions with respect to the financing necessary to enable committed or agreed capacity expansions or other investment in any JV for JV Capacity at the K2 Ph1 Facility shall be as follows: (i) in the case of FFL, as set forth in Section 6.12 of the FFL Master Agreement as if such investment were in the Y5 Facility; (ii) in the case of FAL, as set forth in Section 6.12 of the FAL Master Agreement as if such investment were in the Y4 Facility; and (iii) in the case of FPL, as set forth in Section 6.10 of the FPL Master Agreement as if such investment were in the Y3 Facility.

(f) Y3, Y4, Y5, New Y2, Y6, K1, Y7 Ph1 CS and K2 Ph1 Capacity Ratios. The capacity ratios used to calculate output and cost allocation for the Y3 Facility, the Y4 Facility, the Y5 Facility, the New Y2 Facility, the Y6 Facility, the K1 Facility and the Y7 Ph1 Facility as set forth in Schedule 12.1(f) to the Y7 Ph1 Agreement (and any schedule of any other Existing Agreement that was superseded by such schedule of the Y7 Ph1 Agreement) are hereby replaced with the capacity ratios initially set forth on Schedule 12.1(f) to this Agreement and updated from time to time by the Parent Parties as mutually agreed.

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(h) Excess Capacity.

(i) The final paragraph of Section 6.5(b)(i) of FPL Master Agreement is hereby deleted in its entirety and replaced with the following:

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(ii) The final paragraph of Section 6.7(b)(i) of FAL Master Agreement is hereby deleted in its entirety and replaced with the following:

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(iii) Section 6.6(b)(i)(D) of FFL Master Agreement is hereby deleted in its entirety and replaced with the following:

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12.2  JV Operating Agreements. The management and operating reports identified on Schedule 5.3 to each JV Operating Agreement will take into account any utilization by FPL, FAL and FFL, as applicable, of the K2 Ph1 JV Space.

12.3  JV Foundry Agreements.

(a) KIW has previously been added as a party to each of the Foundry Agreements and is fully bound by all of the covenants, conditions and agreements thereunder that are required to be performed, observed or satisfied by KIC with respect to the K2 Ph1 Facility, and may exercise all of KIC’s rights thereunder, in each case, as though an original party thereto in the same manner and to the same extent as if KIW were KIC itself.

(b) The reference to JV Y5 NAND Flash Memory Products in Article 5 of the FFL Foundry Agreement is hereby revised to include JV K2 Ph1 BiCS Products manufactured for FFL.

(c) Subject to Section 1.2, purchases from Kioxia by:

(i) FPL of JV K2 Ph1 BiCS Products manufactured for FPL shall be made in accordance with the terms of the FPL Foundry Agreement for purchases of Products (as defined therein), provided that the purchase prices and manufacturing costs for JV K2 Ph1 BiCS Products manufactured for FPL shall be calculated and allocated in accordance with Article 8 hereof;

(ii) FAL of JV K2 Ph1 BiCS Products manufactured for FAL shall be made in accordance with the terms of the FAL Foundry Agreement for purchases of Products (as defined therein), provided that the purchase prices and manufacturing costs for JV K2 Ph1 BiCS Products manufactured for FAL shall be calculated and allocated in accordance with Article 8 hereof; and

(iii) FFL of JV K2 Ph1 BiCS Products manufactured for FFL shall be made in accordance with the terms of the FFL Foundry Agreement for purchases of Products (as defined therein), provided that the purchase prices and manufacturing costs for JV K2 Ph1 BiCS Products manufactured for FFL shall be calculated and allocated in accordance with Article 8 hereof.

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(e) Section 3(b) of each Foundry Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

Beginning on a date agreed by the Parties, the Company shall on a [***] submit a written rolling forecast of the estimated monthly requirements of the Company for each Product (as specified therein) during each month of the Forecast Period (as defined below) (each, a “Forecast”). Each Forecast shall be binding on the Company, with respect to each Product referenced therein, for the period beginning on [***] (as defined below) for such Product (the “Binding Commitment”). No portion of any Binding Commitment set forth in any Forecast may be modified by any subsequent Forecast without Kioxia’s prior written consent. The Company shall issue each PO to Kioxia for a given month by the end of the month prior to the given month and each PO shall be consistent with the applicable month of the then-current Forecast.

As used herein:

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(g) Section 3(d) of the FAL Foundry Agreement is hereby deleted in its entirety and replaced with the following:

“(d)  The Company may reschedule or cancel orders for any Product that is not within the Binding Commitment period of the then-current Forecast for such Product. In the event the

Company requests Kioxia to defer or cancel orders for a Product within the Binding Commitment period of the then-current Forecast for such Product, Kioxia shall use all reasonable efforts to comply with the Company’s request, provided that (i) the Company shall reimburse Kioxia for actual and direct raw material costs and work-in-process expenses and fixed costs allocated to such Products to be agreed to between the Parties and (ii) to the extent Kioxia suffers losses or other adverse impacts due to such rescheduling or cancellation that are not remedied pursuant to clause (i), the Parties shall discuss and resolve such situation in good faith. Such reimbursement by the Company to Kioxia shall be made immediately after the Company has received corresponding payments from Kioxia and/or SanDisk (pursuant to the Purchase and Supply Agreements (as defined in the Master Agreement)). In the event that the Company requests Kioxia to change a Product within the Binding Commitment period of the then-current Forecast for such Product to a different Product, Kioxia shall use all reasonable efforts to comply with the Company’s request. Notwithstanding the foregoing sentences in this paragraph, nothing in this Agreement shall modify, alter or amend the obligations of the Parties pursuant to Section 6.3 (Y4 Facility Ramp-Up Plan), Section 6.5(a) (Equal right to capacity) or Section 6.5(b) (Alternative use of allotted capacity) of the Master Agreement.”

(h) Section 3(d) of the FFL Foundry Agreement is hereby deleted in its entirety and replaced with the following:

“(d)

The Company may reschedule or cancel orders for any Product that is not within the Binding Commitment period of the then-current Forecast for such Product. In the event the Company requests Kioxia to defer or cancel orders for a Product within the Binding Commitment period of the then-current Forecast for such Product, Kioxia shall use all reasonable efforts to comply with the Company’s request, provided that (i) the Company shall reimburse Kioxia for actual and direct raw material costs and work-in-process expenses and fixed costs allocated to such Products to be agreed to between the Parties and (ii) to the extent Kioxia suffers losses or other adverse impacts due to such rescheduling or cancellation that are not remedied pursuant to clause (i), the Parties shall discuss and resolve such situation in good faith. Such reimbursement by the Company to Kioxia shall be made immediately after the Company has received corresponding payments from Kioxia and/or SanDisk (pursuant to the Purchase and Supply Agreements (as defined in the Flash Forward Master Agreement)). In the event that the Company requests Kioxia to change a Product within the Binding Commitment period of the then-current Forecast for such Product to a different Product, Kioxia shall use all reasonable efforts to comply with the Company’s request. Notwithstanding the foregoing sentences in this paragraph, nothing in this Agreement shall modify, alter or amend the obligations of the Parties pursuant to Section 8.6(a) (Forecasts/Production Planning), Section 6.6(a) (Equal Right to Joint Venture Capacity) or Section 6.6(b) (Alternative Use of Allotted Capacity) of the Flash Forward Master Agreement.”

(i) Section VI of the Quality Assurance Agreement attached to each of the FPL Foundry Agreement, the FAL Foundry Agreement and the FFL Foundry Agreement as Exhibit A, is hereby deleted in its entirety and replaced with the following:

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12.4  JV Purchase and Supply Agreements.

(a) KIW has previously been added as a party to each of the Purchase and Supply Agreements to which KIC is a party and is fully bound by, and subject to, all of the covenants, conditions and agreements thereunder that are required to be performed, observed or satisfied by KIC with respect to the K2 Ph1 Facility, and may exercise all of KIC’s rights thereunder, in each case, as though an original party thereto in the same manner and to the same extent as if KIW were KIC itself.

(b) The capitalized term “Products” in the FFL Purchase and Supply Agreements is hereby revised to include JV K2 Ph1 BiCS Products manufactured for FFL in accordance with the Purchase Specification as thereinafter defined.

(c) Subject to Section 1.2, purchases by Kioxia or WD from:

(i) FPL of JV K2 Ph1 BiCS Products manufactured for FPL shall be made in accordance with the terms of KIC’s (in the case of Kioxia) and SanDisk Cayman’s (in the case of WD, as if WD were SanDisk Cayman) FPL Purchase and Supply Agreement for purchases of Products (as defined therein), provided that with respect to such purchases of JV K2 Ph1 BiCS Products manufactured for FPL, any price or charge that is calculated or determined under Article 4 (“Purchase Prices of Products; Title Transfer”) of the FPL Purchase and Supply Agreement based on Article 4 of the FPL Foundry Agreement shall instead be based on Article 8 hereof;

(ii) FAL of JV K2 Ph1 BiCS Products manufactured for FAL shall be made in accordance with the terms of KIC’s (in the case of Kioxia) and SanDisk Ireland’s (in the case of WD, as if WD were SanDisk Ireland) FAL Purchase and Supply Agreement for purchases of Products (as defined therein), provided that with respect to such purchases of JV K2 Ph1 BiCS Products manufactured for FAL, any price or charge that is calculated or determined under Article 4 (“Purchase Prices of Products; Title Transfer”) of the FAL Purchase and Supply Agreement based on Article 4 of the FAL Foundry Agreement shall instead be based on Article 8 hereof; and

(iii) FFL of JV K2 Ph1 BiCS Products manufactured for FFL shall be made in accordance with the terms of KIC’s (in the case of Kioxia) and SanDisk Flash’s (in the case of WD, as if WD were SanDisk Flash) FFL Purchase and Supply Agreement for purchases of Products (as defined therein), provided that with respect to such purchases of JV K2 Ph1 BiCS Products manufactured for FFL, any price or charge that is calculated or determined under Article 4 (“Purchase Prices of Products; Title Transfer”) of the FFL Purchase and Supply Agreement based on Article 4 of the FFL Foundry Agreement shall instead be based on Article 8 hereof.

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(e) Section 3(b) of KIC’s FPL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

Beginning on a date agreed by the Parties, Kioxia shall [***] submit a written rolling forecast of the estimated monthly requirements of Kioxia for each Product (as specified therein) during each month of the Forecast Period (as defined below) (each, a “Forecast”). Each Forecast shall be binding on Kioxia, with respect to each Product referenced therein, for [***] (as defined below) for such Product (the “Binding Commitment”). No portion of any Binding Commitment set forth in any Forecast may be modified by any subsequent Forecast without the Company’s prior written consent. Kioxia shall issue each PO to the Company for a given month by the end of the month prior to the given month and each PO shall be consistent with the applicable month of the then-current Forecast.

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(f) Section 3(b) of SanDisk Cayman’s FPL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

Beginning on a date agreed by the Parties, SanDisk International shall [***] agreed by the Parties, submit a written rolling forecast of the estimated monthly requirements of SanDisk International for each Product (as specified therein) during each month of the Forecast Period (as defined below) (each, a “Forecast”). Each Forecast shall be binding on SanDisk International, with respect to each Product referenced therein, [***] (as defined below) for such Product (the “Binding Commitment”). No portion of any Binding Commitment set forth in any Forecast may be modified by any subsequent Forecast without the Company’s prior written consent. SanDisk International shall issue each PO to the Company for a given [***]

As used herein:

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(g) Section 3(b) of KIC’s FAL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

Beginning on a date agreed by the Parties, Kioxia shall [***] agreed by the Parties, submit a written rolling forecast of the estimated monthly requirements of Kioxia for each Product (as specified therein) during each month of the Forecast Period (as defined below) (each, a “Forecast”). Each Forecast shall be binding on Kioxia, with respect to each Product referenced therein, [***] (as defined below) for such Product (the “Binding Commitment”). No portion of any Binding Commitment set forth in any Forecast may be modified by any subsequent Forecast without the Company’s prior written consent. Kioxia shall issue each PO to the Company for [***]

As used herein:

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(h) Section 3(b) of SanDisk Ireland’s FAL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

Beginning on a date agreed by the Parties, SanDisk Ireland shall [***] agreed by the Parties, submit a written rolling forecast of the estimated monthly requirements of SanDisk Ireland for each Product (as specified therein) during each month of the Forecast Period (as defined below) (each, a “Forecast”). Each Forecast shall be binding on SanDisk Ireland, with respect to each Product referenced therein, [***] (as defined below) for such Product (the “Binding Commitment”). No portion of any Binding Commitment set forth in any Forecast may be modified by any subsequent Forecast without the Company’s prior written consent. SanDisk Ireland shall issue each PO to the Company [***]

As used herein:

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(i) Section 3(b) of KIC’s FFL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

Beginning on a date agreed by the Parties, Kioxia shall [***] agreed by the Parties, submit a written rolling forecast of the estimated monthly requirements of Kioxia for each Product (as specified therein) during each month of the Forecast Period (as defined below) (each, a “Forecast”). Each Forecast shall be binding on Kioxia, with respect to each Product referenced therein, [***] (as defined below) for such

Product (the “Binding Commitment”). No portion of any Binding Commitment set forth in any Forecast may be modified by any subsequent Forecast without the Company’s prior written consent. Kioxia shall issue each PO to the Company for [***]

As used herein:

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(j) Section 3(b) of SanDisk Flash’s FFL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(b)

Beginning on a date agreed by the Parties, SanDisk Flash shall [***] agreed by the Parties, submit a written rolling forecast of the estimated monthly requirements of SanDisk Flash for each Product (as specified therein) during each month of the Forecast Period (as defined below) (each, a “Forecast”). Each Forecast shall be binding on SanDisk Flash, with respect to each Product referenced therein, [***] (as defined below) for such Product (the “Binding Commitment”). No portion of any Binding Commitment set forth in any Forecast may be modified by any subsequent Forecast without the Company’s prior written consent. SanDisk Flash shall issue each PO to the Company [***]

As used herein:

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(k) Section 3(d) of KIC’s FPL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(d)	Kioxia may reschedule or cancel orders for any Product that is not within the Binding Commitment period of the then-current Forecast for such Product. In the event Kioxia requests the Company to defer or cancel orders for a Product within the Binding Commitment period of the then-current Forecast for such Product, the Company shall use all reasonable efforts to comply with Kioxia’s request, provided that (i) Kioxia shall reimburse the Company for actual and direct raw material costs and work-in-process expenses and fixed costs allocated to such Products to be agreed to between the Parties and (ii) to the extent the Company suffers losses or other adverse impacts due to such rescheduling or cancellation that are not remedied pursuant to clause (i), the Parties shall discuss and resolve such situation in good faith. In the event that Kioxia requests the Company to change a Product within the Binding Commitment period of the then-current Forecast for such Product to a different Product, the Company shall use all reasonable efforts to comply with Kioxia’s request. Notwithstanding the foregoing sentences in this paragraph, nothing in this Agreement shall modify, alter or amend the obligations of SanDisk pursuant to Article 6 (Covenant Concerning NAND Flash Memory Products Business) of the Master Agreement.”

(l) Section 3(d) of SanDisk Cayman’s FPL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(d)

SanDisk International may reschedule or cancel orders for any Product that is not within the Binding Commitment period of the then-current Forecast for such Product. In the event SanDisk International requests the Company to defer or cancel orders for a Product within the Binding Commitment period of the then-current Forecast for such Product, the Company shall use all reasonable efforts to comply with SanDisk International’s request, provided that (i) SanDisk International shall reimburse the Company for actual and direct raw material costs and work-in-process expenses and fixed costs allocated to such Products to be agreed to between the Parties and (ii) to the extent the Company suffers losses or other adverse impacts due to such rescheduling or cancellation that are not remedied pursuant to clause (i), the Parties shall discuss and resolve such situation in good faith. In the event that SanDisk International requests the Company to change a Product within the Binding Commitment period of the then-current Forecast for such Product to a different Product, the Company shall use all reasonable efforts to comply with SanDisk International’s request. Notwithstanding the foregoing sentences in this paragraph, nothing in this Agreement shall modify, alter or amend the obligations of SanDisk International pursuant to Article 6 (Covenants Concerning NAND Flash Memory Products Business) of the Master Agreement.”

(m) Section 3(d) of KIC’s FAL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(d)

Kioxia may reschedule or cancel orders for any Product that is not within the Binding Commitment period of the then-current Forecast for such Product. In the event Kioxia requests the Company to defer or cancel orders for a Product within the Binding Commitment period of the then-current Forecast for such Product, the Company shall use all reasonable efforts to comply with Kioxia’s request, provided that (i) Kioxia shall reimburse the Company for actual and direct raw material costs and work-in-process expenses and fixed costs allocated to such Products to be agreed to between the Parties and (ii) to the extent the Company suffers losses or other adverse impacts due to such rescheduling or cancellation that are not remedied pursuant to clause (i), the Parties shall discuss and resolve such situation in good faith. In the event that Kioxia requests the Company to change a Product within the Binding Commitment period of the then-current Forecast for such Product to a different Product, the Company shall use all reasonable efforts to comply with Kioxia’s request. Notwithstanding the foregoing sentences in this paragraph, nothing in this Agreement shall modify, alter or amend the obligations of Kioxia pursuant to Article 6 (Covenants Concerning NAND Flash Memory Products Business) of the Master Agreement.”

(n) Section 3(d) of SanDisk Ireland’s FAL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(d)

SanDisk Ireland may reschedule or cancel orders for any Product that is not within the Binding Commitment period of the then-current Forecast for such Product. In the event SanDisk Ireland requests the Company to defer or cancel orders for a Product within the Binding Commitment period of the then-current Forecast for such Product, the Company shall use all reasonable efforts to comply with SanDisk Ireland request, provided that (i) SanDisk Ireland shall reimburse the Company for actual and direct raw material costs and work-in-process expenses and fixed costs allocated to such Products to be agreed to between the Parties and (ii) to the extent the Company suffers losses or other adverse impacts due to such rescheduling or cancellation that are not remedied pursuant to clause (i), the Parties shall discuss and resolve such situation in good faith. In the event that SanDisk Ireland requests the Company to change a Product within the Binding Commitment period of the then-current Forecast for such Product to a different Product, the Company shall use all reasonable efforts to comply with SanDisk Ireland’s request. Notwithstanding the foregoing sentences in this paragraph, nothing in this Agreement shall modify, alter or amend the obligations of SanDisk Ireland pursuant to Article 6 (Covenants Concerning NAND Flash Memory Products Business) of the Master Agreement.”

(o) Section 3(d) of KIC’s FFL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(d)	[***]

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(p) Section 3(d) of SanDisk Flash’s FFL Purchase and Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(d)	[***]

(q) Section VI of the Quality Assurance Agreement attached to each of the FPL Purchase and Supply Agreements, the FAL Purchase and Supply Agreements and the FFL Purchase and Supply Agreements as Exhibit A, is hereby deleted in its entirety and replaced with the following:

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12.5  JV Lease Agreements.

(a) All references to Y3 NAND Flash Memory Products in the FPL Lease Agreement are hereby revised to include JV K2 Ph1 BiCS Products manufactured for FPL. All references to Y4 NAND Flash Memory Products in the FAL Lease Agreement are hereby revised to include JV K2 Ph1 BiCS Products manufactured for FAL. All references to Y5 NAND Flash Memory Products, JV Y5 BiCS Products, JV New Y2 BiCS Products or JV Y6 BiCS Products in the FFL Lease Agreement are hereby revised to include JV K2 Ph1 BiCS Products manufactured for FFL.

(b) [***] right to sub-lease the Equipment (as defined in each JV Lease Agreement) to [***] pursuant to Section 12.5(b) of the K1 Agreement shall apply to Equipment in the K2 Ph1 Facility.

12.6  Y7 Ph1 Agreement.

(a) Sections 4.7(b)(iii)(A) and 4.7(b)(iii)(B) of the Y7 Ph1 Agreement are each hereby amended by (i) replacing the phrase “during the applicable Shortfall Quarter” with the phrase “as of the end of the applicable Shortfall Quarter” and (ii) replacing the phrase “Y7 Ph1 CS Product Fixed Manufacturing Costs” with the phrase “Y7 Ph1 CS Fixed Manufacturing Costs”.

(b) Section 4.7(b)(iii)(C) of the Y7 Ph1 Agreement is hereby amended by replacing the phrase “, both sub-clause (A) and sub-clause (B)” with the phrase “as of the end of the applicable Shortfall Quarter, the sum of the amounts set forth in both Section 4.7(b)(iii)(A) and Section 4.7(b)(iii)(B)”.

12.7  Undertaking. From the date hereof, the New Agreements shall each constitute an “Underlying Agreement” for purposes of the Undertaking.

12.8  Settlement Agreement. From the date hereof, the New Agreements shall each constitute a “Collaboration Agreement” for purposes of the Settlement Agreement.

12.9  ISCO Supplement. From the date hereof, this Agreement shall constitute a “Core Agreement” for purposes of the ISCO Supplement.

12.10  Defined Terms. Capitalized terms used in the Master Operative Documents that are assigned meanings in the “Common Definitions” section of Exhibit A to this Agreement are hereby amended to have the respective meanings assigned to them in the “Common Definitions” section of Exhibit A to this Agreement unless the context otherwise requires.

13.	CONFIDENTIALITY AND DISCLOSURE

13.1  Public Announcements. Neither Parent Party shall, nor shall it permit any of its Affiliates to, without the prior written consent of the other Parent Party:

(a) issue any public release, announcement or other document, or otherwise publicly disclose any information or make any public statement, concerning the operations of the K2 Ph1 Facility that refers to the other Parent Party or any of its Affiliates in connection therewith (other than a general reference to affiliation with the JVs) and (i) concerns the financial condition or results of operations of the JVs, other than as required by any applicable Law or accounting standard with respect to the financial disclosure obligations of either Parent Party, or (ii) (A) disparages either Parent Party or the JVs’ performance or (B) reflects negatively on either Parent Party’s commitment to the K2 Ph1 Facility; or

(b) publicly file all or any part of any New Agreement or any description thereof, or issue or otherwise make publicly available any press release, announcement or other document that contains Confidential Information belonging to the other Parent Party (or its Affiliates) or the JVs, except as may be required by applicable Law (in which case such Parent Party shall (or shall cause the Person required to make such filing to) cooperate with the other Parent Party, to the extent reasonable and practicable, in obtaining any confidential treatment for such filing requested by the other Parent Party).

(c) Each Parent Party shall use commercially reasonable efforts to grant or deny any approval required under this Section 13.1 within five (5) Business Days of receipt of written request by the other Parent Party; provided, however, that a Parent Party’s failure to respond within said time period shall not be deemed to constitute such Parent Party’s approval or consent.

13.2  Non-Disclosure Obligations.

(a) For a period of [***] from the date of receipt of each item of Confidential Information disclosed by one Party (the “Disclosing Party”) under this Agreement or the K2 Ph1 MCEIA, the other Party (the “Receiving Party”) shall safeguard such item of Confidential Information, shall keep it in confidence, and shall use reasonable efforts, consistent with those used in the protection of its own confidential information, to prevent its disclosure of such Confidential Information to third parties.

(b) Notwithstanding the foregoing Section 13.2(a), the Receiving Party shall not be obligated by this Section 13.2 with respect to information that:

(i) is already known to the Receiving Party at the time of its receipt from the Disclosing Party as reasonably evidenced by its written records;

(ii) is or becomes publicly available without breach of this Agreement by the Receiving Party;

(iii) is made available to a third party by the Disclosing Party without restriction on disclosure;

(iv) is rightfully received by the Receiving Party from a third party without restriction and without breach of this Agreement;

(v) is independently developed by the Receiving Party as reasonably evidenced by its written records contemporaneous with such development;

(vi) is disclosed with the prior written consent of the Disclosing Party, provided that each recipient from the Receiving Party shall execute a confidentiality agreement prohibiting further disclosure of the Confidential Information, under terms no less restrictive that those provided in this Agreement;

(vii) is required to be disclosed by the order of a Governmental Authority, provided that the Receiving Party shall give the Disclosing Party prompt notice of such request so that the Disclosing Party has an opportunity to defend, limit or protect such disclosure; or

(viii) is required to be disclosed by applicable securities or other Laws, provided that the Receiving Party shall, prior to any such disclosure required by the applicable Governmental Authority, provide the Disclosing Party with notice which includes a copy of the proposed disclosure and consider in good faith the Disclosing Party’s timely input with respect to such disclosure.

(c) The Receiving Party shall use its reasonable best efforts to limit dissemination of the Disclosing Party’s Confidential Information to such of its employees who have a need to know such information for the purpose for which such information was disclosed. The Receiving Party understands that disclosure or dissemination of the Disclosing Party’s Confidential Information not expressly authorized hereunder would cause irreparable injury to the Disclosing Party, for which monetary damages would not be an adequate remedy and would entitle the Disclosing Party to equitable relief in addition to any remedies the Disclosing Party may have hereunder or at law.

(d) For purposes of the confidentiality obligations in the Existing Agreements and the New Agreements, information shall not be considered to have been made available to a third party by the Disclosing Party without restriction on disclosure if such information was only made available to such third party as a result of an inadvertent or unintentional disclosure of such information by the Disclosing Party. In the event that the Disclosing Party’s disclosure of Confidential Information to the Receiving Party is inadvertent or unintended and the Disclosing Party, upon becoming aware of such inadvertent or unintended disclosure, promptly notifies the Receiving Party in writing that such disclosure was inadvertent or unintended, the Receiving Party shall promptly (and in any event in less [***] destroy all such Confidential Information. In addition, if the Receiving Party reasonably believes that the Disclosing Party’s disclosure of Confidential Information to the Receiving Party was inadvertent or unintended, the Receiving Party shall promptly notify the Disclosing Party of such belief and, if requested by the Disclosing Party, promptly (and in any event in less [***] destroy all such Confidential Information. If requested by the Disclosing Party, the Receiving Party shall certify in writing that all such Confidential Information has been destroyed.

(e) Nothing in this Agreement shall be construed as granting or conferring any rights, licenses or relationships by the transmission of the Confidential Information.

13.3  Ownership and Return of Information. All Confidential Information disclosed hereunder shall remain the property of the Disclosing Party. Upon request by the Disclosing Party, the Receiving Party shall return all Confidential Information of the Disclosing Party, including any and all copies thereof, or certify in writing that all such Confidential Information had been destroyed.

14.	TERM AND TERMINATION

14.1 Term. This Agreement shall continue in full force and effect until the latest of the termination of (a) the FPL Master Agreement (if FPL has any JV Capacity at the K2 Ph1 Facility), (b) the FAL Master Agreement (if FAL has any JV Capacity at the K2 Ph1 Facility), and (c) the FFL Master Agreement, unless earlier terminated as hereinafter provided. The term of this Agreement may be extended by mutual agreement of both Parent Parties.

14.2  Termination. Notwithstanding the foregoing Section 14.1, this Agreement may be terminated:

(a) by the mutual written agreement of the Parties, in which case this Agreement will terminate on the date mutually agreed by the Parties;

(b) by either Parent Party upon [***] written notice to the other Parent Party, if (i) (A) the other Parent Party has failed to make (or authorize the JVs to make) the investment necessary to implement its share of the K2 Ph1 Minimum Commitment [***] (B) has failed to pay its [***] and (ii) KIC (in the case of termination by KIC), or WD or SanDisk (in the case of termination by WD) is not in material breach of any material Master Operative Document; or

(c) by either Parent Party, upon written notice to the other Parent Party, if the other Parent Party (i) makes an assignment of all or substantially all its assets for the benefit of creditors, (ii) has filed a voluntary petition in bankruptcy or insolvency or any other legal action or document seeking reorganization, readjustment or arrangement of its business under any Law relating to bankruptcy or insolvency, or (iii) is adjudicated to be bankrupt or insolvent under any such Law, or has a receiver appointed over all or substantially all of its property, by a competent Governmental Authority; in which case of (i), (ii) or (iii), this Agreement will terminate on the thirtieth (30th) day after such notice of termination is given.

14.3  Termination for Material Breach. The Parent Parties agree and acknowledge that in the event of a final determination by an arbitral tribunal under Section 16.4 that a Parent Party has committed or is committing a continuing material breach of any of Sections [***] this Agreement or [***] of the New Y2 Agreement (by KIC, in the case of KIC, or by SanDisk, in the case of WD) [***] (any such breach, a “Material Breach”), and the breaching Parent Party fails to cure such breach within [***] after such determination, then the non-breaching Parent Party shall have as a remedy for Material Breach the termination of this Agreement, in addition to all other legal and equitable remedies available to such Parent Party. In the event that a Parent Party expressly asserts in writing a Material Breach, the dispute shall proceed as specified in Section 16.4; provided, however, that:

(a) no matters other than the existence of such Material Breach (and counterclaims and defenses directly related to the conduct or circumstances underlying the asserted Material Breach) shall be submitted to or determined by the arbitral tribunal;

(b) the Parent Parties shall use their respective reasonable best efforts to complete and finalize the Terms of Reference within [***] following such assertion of Material Breach; and

(c) the Parent Parties shall instruct the arbitral tribunal, with the full assistance and cooperation of the Parent Parties, to endeavor to submit its draft award on the existence of the Material Breach to the Court of Arbitration of the International Chamber of Commerce for approval within [***] following the effective date of the Terms of Reference, provided that any failure to issue an award in such time period shall not be considered a defense or objection to the enforcement of such an award.

The Parent Parties agree to attempt in good faith to resolve any potential claim for Material Breach. Any reference in [***] of the New Y2 Agreement, [***] of the Y6 Agreement, [***] of the K1 Agreement and [***] of the Y7 Ph1 Agreement to a provision that is expressly superseded and replaced by a provision of this Agreement shall refer to such provision of this Agreement and a breach by WD of any such provision shall constitute a breach by SanDisk for purposes of [***] of the New Y2 Agreement.

14.4  Termination in Good Faith. Termination of any Master Operative Document by any party thereto may be done only in good faith.

14.5 Survival.

(a) The provisions of Sections 4.5(c), 4.9, 7.6, 12.1(h), 12.3(e) to 12.3(i), 12.4(e) to 12.4(q) and 12.6 to 12.10, Article 13 (except Section 13.1(a)(ii)(B)), this Article 14, Article 16 and Exhibit A shall survive any termination or expiration of this Agreement.

(b) So long as (and only for so long as) the Parent Parties have BiCS Products manufacturing capacity in the JVs (other than Former JV Capacity), the provisions of Sections 3.2(b)(ii)(A), 3.3(d), 4.2 (except with respect to the K2 Ph1 Facility), 4.3 (except with respect to the K2 Ph1 Facility), 4.4 (except with respect to the K2 Ph1 Facility), 4.8 (for so long as the K1 Agreement remains in effect), Article 5 (except with respect to the K2 Ph1 Facility), Article 10 (except with respect to the K2 Ph1 Facility for Section 10.3(a)) and Section 12.1(f) (except with respect to the K2 Ph1 Facility), and Article 15 shall also survive any termination or expiration of this Agreement.

(c) Section 1.3 shall survive any termination or expiration of this Agreement until the expiration or termination of the last-to-expire or last-to-terminate of the JV Master Agreements.

14.6  Restructuring Costs.

(a) In the event this Agreement is terminated, the Parent Parties will exercise reasonable best efforts to plan such termination in advance with the goal of minimizing related costs. With respect to employees of KIC, WD or any of their respective Subsidiaries working at the K2 Ph1 Facility, (i) in the case of those that are employees of KIC or any of its Subsidiaries, KIC will use its reasonable best efforts to retrain or relocate such individuals to other KIC facilities, and (ii) in the case of those that are employees of WD or any of its Subsidiaries, WD will use its reasonable best efforts to retrain or relocate such individuals to other WD facilities, each to the maximum extent possible.

(b) The Parties agree that in the event of such a WD exit from the K2 Ph1 Facility, WD shall be obligated to pay to KIC (or where feasible, to bear directly) the WD Share (as defined below) of Restructuring Costs (as defined below); provided, however, that WD’s total liability for Restructuring Costs shall in no event exceed US $10 million. For purposes of the foregoing:

(i) “WD Share” means (A) fifty percent (50%) of the aggregate Restructuring Costs for Personnel dedicated to the K2 Ph1 Facility, and (B) one hundred percent (100%) of the aggregate Restructuring Costs for “shortfall” K2 Ph1 JV Engineers (i.e., K2 Ph1 JV Engineers provided by KIC in excess of the K2 Ph1 JV Engineers allocated to KIC due to WD’s failure to provide the number of K2 Ph1 JV Engineers allocated to WD, in each case, as agreed upon in the K2 Ph1 JV Headcount Plan pursuant to Section 7.3); and

(ii) “Restructuring Costs” means all costs and expenses incurred by KIC directly related to restructuring the workforce of Personnel dedicated to the K2 Ph1 Facility and shortfall K2 Ph1 JV Engineers in connection with WD’s exit from the K2 Ph1 Facility for any reason, including without limitation severance or similar settlement expenses (including early retirement incentives), actual costs incurred for relocating such personnel to other facilities

(including relocation expense reimbursements or other relocation payments made to such personnel), actual costs incurred for retraining such personnel, and salaries and benefits paid to such personnel during the three (3) years from WD’s exit from the K2 Ph1 Facility.

(c) Upon any termination of this Agreement, the Parties shall meet and discuss in good faith an estimate of the Restructuring Costs anticipated to be incurred by KIC. The Parties shall seek to arrive at a settlement amount (up to US $10 million) to be paid in a lump sum payment by WD to KIC in total satisfaction of WD’s total liability for Restructuring Costs. To the extent the Parent Parties are not able to agree upon a lump-sum payment to be made by WD, KIC shall have the right to invoice WD for Restructuring Costs incurred by KIC for which underlying detail is provided to WD. WD shall pay the amounts shown on such invoices (up to an aggregate of US $10 million) on a quarterly basis to the extent such underlying detail has been provided.

14.7  Effect on Other Collaborations. Unless otherwise expressly provided herein, termination of this Agreement shall not affect any surviving rights or obligations set forth in the Joint Operative Documents. For the avoidance of doubt, the BiCS LDA and the WD-KIC PCLA (in each case, including the licenses provided thereunder) shall be unaffected by the termination of this Agreement, and the BiCS LDA and the WD-KIC PCLA shall terminate or expire in accordance with each of such agreement’s terms.

15.	REPRESENTATIONS AND WARRANTIES

Each Parent Party hereby represents and warrants to the other Parent Party as follows:

15.1  Organization and Standing. It is duly organized and validly existing and, where applicable, in good standing under the laws of the jurisdiction in which it is organized.

15.2  Authority; Enforceability. It has the requisite power and authority to enter into the New Agreements, to execute any certificates or other instruments to be executed by it in connection therewith and otherwise carry out the transactions contemplated by the New Agreements. All proceedings required to be taken by it to authorize the execution, delivery and performance of the New Agreements, and any such certificates and instruments, have been properly taken. This Agreement has been duly and validly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally or the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).

15.3  No Conflict. The execution, delivery and performance of the New Agreements by it and its Affiliates do not and will not (a) breach, violate or conflict with any provision of its charter documents as amended to date, or (b) conflict with or violate any Law applicable to it. No consent, approval or authorization of, or filing with, any Governmental Authority, or any other Person, is required to be made or obtained by it in connection with the execution, delivery and performance by it of any New Agreement or the consummation by it of the transactions contemplated thereby.

15.4  Proceedings. Except for any action, claim, investigation or proceeding (a) threatened, asserted, or pending between or among WD and/or any of its Affiliates, on the one hand, and KIC and/or Toshiba, and/or any of its or their Affiliates, on the other hand or (b) that falls within the scope of any release, waiver, dismissal, or covenant not to sue set forth in the Settlement Agreement, there are no actions, claims, investigations or proceedings pending, or to its knowledge threatened, by or before any Governmental Authority that, if adversely determined, would have a material adverse effect on it or on the conduct of the business of any of the JVs as contemplated in the Master Operative Documents or on its ability to perform any material obligation under any Master Operative Document.

15.5  Litigation; Decrees. Except for any Action threatened, asserted, or pending (a) between or among WD and/or any of its Affiliates, on the one hand, and KIC and/or Toshiba, and/or any of its or their Affiliates, on the other hand or (b) that falls within the scope of any release, waiver, dismissal, or covenant not to sue set forth in the Settlement Agreement, there are no Actions pending, or, to its knowledge, threatened that (i) are reasonably likely, based on information known to it as of the date hereof, to have a material adverse effect on the conduct of the business of any of the JVs as contemplated by the Master Operative Documents or (ii) relate to any of the transactions contemplated by the Master Operative Documents in a manner which is material to its, any of its Affiliates’ or any of the JVs’ ability to carry out the transactions contemplated hereby and thereby or which could have a material adverse effect on the conduct of the business of any of the JVs as contemplated in the Master Operative Documents. Except for any judgment, order, writ, or decree in connection with any Action (A) between or among WD and/or any of its Affiliates, on the one hand, and KIC and/or Toshiba, and/or any of its or their Affiliates, on the other hand or (B) that falls within the scope of any release, waiver, dismissal, or covenant not to sue set forth in the Settlement Agreement, there is no judgment, order, writ or decree that substantially restrains its ability to consummate the transactions contemplated by the New Agreements.

15.6  Compliance with Other Instruments. Except (a) as may have been asserted by WD and/or any of its Affiliates, on the one hand, and KIC and/or Toshiba, and/or any of its or their Affiliates, on the other hand or (b) any default asserted in connection with any Action, claim, investigation or proceeding that falls within the scope of any release, waiver, dismissal, or covenant not to sue set forth in the Settlement Agreement, neither it nor any of its Affiliates that is party to any New Agreement is in default in any material respect in the performance of any material obligation, agreement, instrument or undertaking to which such Person is a party or by which such Person or any of its properties is bound. Except for any obligation, agreement, instrument or undertaking between or among (i) WD and/or any of its Affiliates, (ii) KIC and/or Toshiba, and/or any of its or their Affiliates, and/or (iii) any of the JVs, there is no such obligation, agreement, instrument or undertaking to which it or any of its Affiliates is a party or by which any of its Affiliates or any of its or their properties is bound, in each case that is reasonably likely to have a material adverse effect on the Parties’ use of the K2 Ph1 Facility as contemplated by the New Agreements.

15.7  Patents and Proprietary Rights. To its knowledge, it owns or possesses sufficient legal rights to all patents, utility models, trademarks, service marks, trade names, copyrights, applications for any of the foregoing, mask works, software, trade secrets, licenses, information and proprietary rights and processes (collectively, “Intellectual Property”) necessary (a) to carry out its or any of its Affiliates’ obligations under the Master Operative Documents and (b) for the conduct of the business of any of the JVs as contemplated in the Master Operative Documents, without any conflict with or infringement of the rights of others, except as will not have a material adverse effect on either (a) or (b) above. Except for any communications (i) between or among WD and/or any of its Affiliates, on the one hand, and KIC and/or Toshiba, and/or any of its or their Affiliates, on the other hand, or (ii) in connection with any Action, claim, investigation or proceeding that falls within the scope of any release, waiver, dismissal, or covenant not to sue set forth in the Settlement Agreement, including any communications referenced in Schedule 2.1 of the Settlement Agreement, it has not received any communications alleging that its Intellectual Property violates, or by its or any of its Affiliates entering into the transactions contemplated by the Master Operative Documents, would violate the Intellectual Property of any other Person or entity, which violation could reasonably be expected to have a material adverse effect on either (a) or (b) above.

15.8  Compliance with Laws. It and each of its Affiliates has complied and is complying in all material respects with all Laws, except where the failure to so comply would not have a material adverse effect on its or any of its Affiliates ability to perform its or their obligations under the Master Operative Documents or on the production of BiCS Products as contemplated by the Master Operative Documents.

15.9  Patent Cross Licenses. [***]

16.	MISCELLANEOUS

16.1  Entire Agreement. This Agreement, together with the exhibit(s) and schedules hereto and the other Master Operative Documents, constitute the entire agreement of the Parties to this Agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements and understandings with respect to such subject matter.

16.2  Undertaking as to Affiliate Obligations. Each Parent Party shall cause all covenants, conditions and agreements to be performed, observed or satisfied by any of its Affiliates that are parties to any New Agreement to be fully and faithfully observed, performed and satisfied by such Affiliate, and shall not cause or permit to exist any breach or default of such covenants, conditions or agreements arising from such Affiliate’s action or inaction. Nothing in this Section 16.2 shall be construed to create any right in any Person other than the Parties. In the case of an affirmative covenant or other action required of WD or permitted to be taken by WD hereunder or under any other New Agreement, WD may perform or satisfy such affirmative covenant or other action directly or indirectly by causing one or more of its Subsidiaries to fully perform or satisfy such affirmative covenant or other action. Notwithstanding anything to the contrary in any Master Operative Document, if WD consents or agrees to KIC’s or any of its Affiliate’s taking an action or inaction that is subject to SanDisk’s consent or agreement under a Master Operative Document, WD’s providing such consent or agreement shall satisfy such requirement for SanDisk’s consent.

16.3  Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such state without regard to the conflict of laws principles of such state, except where application of Japanese law is mandatory. Each New Agreement shall be governed in accordance with its governing law provision and, in the absence of any such provision, by the first sentence of this Section 16.3.

16.4  Dispute Resolution; Arbitration. Any dispute concerning this Agreement shall be referred to the applicable JV’s Management Representatives and handled by them in accordance with the applicable JV Master Agreement. If the Management Representatives cannot resolve such dispute in accordance with the terms of the applicable JV Master Agreement, then such dispute will be settled by binding arbitration in San Francisco, California. The dispute shall be heard by a panel of three (3) arbitrators pursuant to the rules of the International Chamber of Commerce. The awards of such arbitration shall be final and binding upon the parties thereto. Each party will bear its own fees and expenses associated with the arbitration. Filing fees and arbitrator fees charged by the International Chamber of Commerce shall be borne equally by the Parent Parties.

16.5  Remedies.

(a) Except as may otherwise be specifically provided in the New Agreements, the rights and remedies of the parties under this Agreement are cumulative and are not exclusive of any rights or remedies which the parties hereto would otherwise have.

(b) Equitable relief, including the remedies of specific performance and injunction, shall be available with respect to any actual or attempted breach of this Agreement; provided, however, that in the absence of exigent circumstances, the Parties shall refrain from commencing any lawsuit or seeking judicial relief in connection with such actual or attempted breach that is contemplated to be addressed by the dispute resolution process set forth in this Agreement until the Parties have attempted to resolve the subject dispute by following said dispute resolution process to its conclusion.

(c) If the due date for any amount required to be paid under any New Agreement is not a Business Day, such amount shall be payable on the next succeeding Business Day, provided that if payment cannot be made due to the existence of a banking crisis or international payment embargo, such amount may be paid within the following thirty (30) days.

(d) IN THE ABSENCE OF ACTUAL FRAUD, IN NO EVENT SHALL ANY PARTY BE LIABLE TO OR BE REQUIRED TO INDEMNIFY ANY OTHER PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES UNDER THIS AGREEMENT (OR ANY AGREEMENT INTO WHICH THIS PROVISION IS INCORPORATED) FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGE OF ANY KIND, (INCLUDING WITHOUT LIMITATION LOSS OF PROFIT OR DATA), WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH LOSS.

16.6  Relationship of the Parties. The Parties are independent contractors and no provision of or action pursuant to any New Agreement shall constitute any Party acting as the direct or indirect agent or partner of the other Party for any purpose or in any sense whatsoever. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or fiduciary relationship between WD and KIC for any purpose. No Party shall take a position contrary to this Section 16.6.

16.7  Official Language. The official language of this Agreement is the English language only, which language shall be controlling in all respects, and all versions of this Agreement in any other language shall not be binding on the parties hereto or nor shall such other versions be admissible in any legal proceeding, including arbitration, brought under this Agreement. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

16.8  No Implied Licenses. All rights not expressly granted hereunder or under other agreements between or among the Parties are hereby retained in their entirety by such Party. Moreover, there are no implied grants or licenses hereunder and the only rights or licenses granted to any Party hereunder are limited to those rights and licenses expressly set forth herein.

16.9  Export Laws. No Party shall export or re-export, directly or indirectly, any technical information disclosed hereunder or direct product thereof to any destination prohibited or restricted by the export control regulations of Japan or the United States, including the U.S. Export Administration Regulations, without the prior authorization from the appropriate Governmental Authorities. No Party shall use technical information supplied by any other Party hereunder for any purpose to develop or manufacture nuclear, chemical, biological weapons or missiles (hereafter “weapons of mass destruction”). No Party shall knowingly sell any products manufactured using any other Party’s technical information to any third party if it knows that the end-user of the products will use them for the development and/or manufacture of the weapons of mass destruction.

16.10  Definitions; Interpretation.

(a) Certain Definitions. Capitalized terms used but not defined in the main body of this Agreement shall have the meanings assigned to them in Exhibit A.

(b) Treatment of Ambiguities. The Parties acknowledge that each Party has participated in the drafting of this Agreement, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) References; Construction. Unless otherwise indicated herein, with respect to any reference made in this Agreement to a Section, Article, Schedule or Exhibit, such reference shall be to a section or article of, or a schedule or exhibit to, this Agreement. The article and section headings contained in this Agreement and the recitals at the beginning of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or any other agreement. Any reference made in this Agreement to a statute or statutory provision shall mean such statute or statutory provision as it has been amended through the date as of which the particular portion of the Agreement is to take effect, or to any successor statute or statutory provision relating to the same subject as the statutory provision so referred to in this Agreement, and to any then applicable rules or regulations promulgated thereunder. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed, unless the context clearly indicates to the contrary, to be followed by the words “but (is/are) not limited to.” The words “herein,” “hereof,” “hereunder” and words of like import shall refer to this Agreement as a whole (including its Schedules and Exhibits), unless the context clearly indicates to the contrary. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate. Any reference made in this Agreement to another Master Operative Document shall be deemed, unless the context clearly indicates to the contrary, to refer to such Master Operative Document as such Master Operative Document may be amended or supplemented from time to time.

(d) Order of Precedence. To the extent that a provision in this Agreement expressly conflicts with another Master Operative Document, then the provisions of this Agreement will control as to such conflict; provided, however, that unless otherwise provided herein, the provisions of the Master Operative Documents remain in effect.

(e) Other Clarifications. Unless the context clearly indicates the contrary, any reference in this Agreement to (i) actions by, or events relating to, KIC and occurring prior to April 1, 2017 shall refer to actions by, or events relating to, Toshiba, and (ii) rights, obligations, or allocations ascribed to WD hereby, but which are set forth in a Master Operative Document to which WD is not a party, shall refer to the corresponding rights, obligations, or allocations of the applicable SanDisk party to such Master Operative Document, as if WD were named in lieu of such applicable SanDisk party. For the avoidance of doubt, (A) nothing herein shall be deemed an assignment or transfer to WD of any rights or allocations ascribed to a SanDisk party in any Master Operative Document and (B) sub-clause (A) does not alter any rights or obligations of any Party pursuant to the Undertaking.

16.11  Notices and Contact Information. All notices, reports and other communications to be given or made under this Agreement shall be in writing and shall be deemed received (x) if delivered by hand, courier or overnight delivery service, when delivered, or (y) if delivered by e-mail, the earlier of: (I) when the recipient, by an email sent to the email address for the sending Party stated in this Section 16.11 or by a notice delivered by another method in accordance with this Section 16.11, acknowledges having received that email (provided, however, that an automatic “read receipt” will not constitute acknowledgment of an email for purposes of this Section 16.11(y)(I)), and (II) when the email is delivered, if followed within two (2) Business Days by delivery of a copy by hand, courier or overnight delivery service, or (z) if delivered by mail, five (5) days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, and, in each case, shall be directed to the address of such Party specified below (or at such other address as such Party shall designate by like notice):

(a) If to WD or SanDisk:

Western Digital Corporation

5601 Great Oaks Parkway

San Jose, CA 95119 USA

Telephone: [***]

E-mail: [***]

Attention: Executive Vice President, Global Operations

With a copy to:

Western Digital Corporation

5601 Great Oaks Parkway

San Jose, CA 95119 USA

Telephone: [***]

E-mail: [***]

Attention: Chief Legal Officer

(b) If to KIC:

Kioxia Corporation

1-21, Shibaura 3-Chome

Minato-ku, Tokyo 108-0023 Japan

Telephone: [***]

E-mail: [***]

Attention: Executive Vice President and Chief Operating Officer

With a copy to:

Kioxia Corporation

1-21, Shibaura 3-Chome

Minato-ku, Tokyo 108-0023 Japan

Telephone: [***]

E-mail: [***]

Attention: Managing Executive Officer, General Manager, Legal Affairs Division

(c) If to KIW:

Kioxia Iwate Corporation

6-6, Kita-kogyodanchi, Kitakami-shi,

Iwate 024-8510 Japan

Telephone: [***]

E-mail: [***]

Attention: Representative Director

With a copy to:

Kioxia Corporation

1-21, Shibaura 3-Chome

Minato-ku, Tokyo 108-0023 Japan

Telephone: [***]

E-mail: [***]

Attention: Managing Executive Officer, General Manager, Legal Affairs Division

(d) If to any of the JVs, then to each of the addressees at (a) and (b) above.

16.12  Assignment. Except as separately agreed by the Parties in writing, none of the Parties may transfer this Agreement or any of its rights hereunder (except for any transfer to an Affiliate or in connection with a merger, consolidation or sale of all or substantially all the assets or the outstanding securities of such Party, which transfer will not require any consent of the other Parties hereunder) without the prior written consent of the each of the other Parties (which consent may be withheld by each such other Party in such other Party’s sole discretion), and any such purported transfer without such consents will be void.

16.13  Amendment and Waiver. This Agreement may not be amended, modified or supplemented except by a written instrument executed by each Party. No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

16.14  Severability. If a term of any New Agreement or the application of any such term is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect (a) the legality, validity or enforceability in that jurisdiction of any other term of the New Agreements or (b) the legality, validity or enforceability in any other jurisdictions of that or any other term of the New Agreements. To the extent permitted by applicable law, the Parties waive any provision of Law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect. Such term shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the intention of the Parties underlying such illegal, invalid or unenforceable provision.

16.15  Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The exchange of copies of this Agreement and of signature pages by facsimile transmission, portable document format (.pdf) or other electronic format shall be deemed to be their original signatures for all purposes. This Agreement shall not become effective until one or more counterparts have been executed by each Party and delivered to the other Parties.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

WESTERN DIGITAL CORPORATION		KIOXIA CORPORATION

By:	/s/ David Goeckeler	By:	/s/ Nobuo Hayasaka
Name:	David Goeckeler	Name:	Nobuo Hayasaka
Title:	Chief Executive Officer	Title:	President and Chief Executive Officer

SANDISK LLC		KIOXIA IWATE CORPORATION

By:	/s/ Alper Ilkbahar	By:	/s/ Koichiro Shibayama
Name:	Alper Ilkbahar	Name:	Koichiro Shibayama
Title:	Chief Executive Officer	Title:	Representative Director

SANDISK (CAYMAN) LIMITED		FLASH PARTNERS, LTD.

By:	/s/ Bernard Shek	By:	/s/ Shinichi Nitta
Name:	Bernard Shek	Name:	Shinichi Nitta
Title:	Director	Title:	Representative Director

SANDISK (IRELAND) LIMITED		FLASH ALLIANCE, LTD.

By:	/s/ Bernard Shek	By:	/s/ Hirofumi Watatani
Name:	Bernard Shek	Name:	Hirofumi Watatani
Title:	Director	Title:	Representative Director

SANDISK FLASH B.V.		FLASH FORWARD, LTD.

By:	/s/ Bernard Shek	By:	/s/ Shinichi Nitta
Name:	Bernard Shek	Name:	Shinichi Nitta
Title:	Director	Title:	President

[Signature Page to K2 Ph1 Facility Agreement]

EXHIBIT A

DEFINITIONS

Common Definitions

“3D Collaboration Agreement” means that certain 3D Collaboration Agreement, dated as of June 13, 2008, between SanDisk LLC and KIC.

“3D Memory” has the meaning set forth in the 3D Collaboration Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified, and “control”, when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided, however, that the term Affiliate (a) when used in relation to any JV or Subsidiary thereof, shall not include the Parent Parties or any Affiliate of either of them, and (b) when used in relation to WD or KIC or their respective Affiliates, shall not include any JV or Subsidiary thereof.

“Amended FFL Services Agreement” means that certain Amended and Restated Services Agreement, dated as of May 15, 2019, by and among KIC, KIW and FFL.

“Amended JMD Agreement” and “Amended JMDY Agreement” mean that certain Amended and Restated Joint Memory Development Agreement, dated as of even date herewith, by and between KIC and SanDisk LLC.

[***]

“BiCS Conversion” means the conversion of the Parties’ then-existing production capacity for NAND Flash Memory Products (including NAND capacity in the JVs and Kioxia Capacity) into production capacity for BiCS Products.

[***]

“BiCS LDA” means that certain BiCS License & Development Agreement, dated as of March 1, 2011, by and between KIC and SanDisk LLC.

[***]

Exhibit A-1

“BiCS Products” has the meaning set forth for the term “BiCS Memory Products” in the BiCS LDA.

“BiCS Technology” has the meaning set forth in the BiCS LDA.

“BiCS Technology Transitions” means transitions of the Parties’ then-existing production capacity for a given technology node of BiCS Products to production capacity for another technology node of BiCS Products.

“Board of Directors” has the meaning set forth in the FPL Operating Agreement or FAL Operating Agreement, as applicable.

“Board of Executive Officers” has the meaning set forth in the FFL Operating Agreement.

“Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of California or Japan) on which commercial banks are open for business in the State of California or Tokyo, Japan.

[***]

“CIM” means a computer-integrated manufacturing system.

“Common R&D Agreement” means that certain Fifth Amended and Restated Common R&D and Participation Agreement, dated as of March 1, 2011, by and between KIC and SanDisk LLC.

[***]

[***]

“Equivalent Lot” means [***]

“EUV Memorandum of Understanding” means that certain Memorandum of Understanding, dated as of November 12, 2009, between KIC and SanDisk LLC.

“Existing Facility BiCS Expansion” has the meaning set forth in Section 4.2(a).

[***]

“FAL” has the meaning set forth in the preamble to this Agreement.

Exhibit A-2

“FAL Commitment and Extension Agreement” means that certain FAL Commitment and Extension Agreement, dated as of December 12, 2017, by and among KIC, WD, SanDisk LLC and SanDisk Ireland.

“FAL Foundry Agreement” means that certain Flash Alliance Foundry Agreement, dated as of July 7, 2006, by and between KIC and FAL.

“FAL Lease Agreement” means that certain Equipment Lease Agreement, dated as of July 7, 2006, by and between FAL and KIC.

“FAL Master Agreement” means that certain Flash Alliance Master Agreement, dated as of July 7, 2006, by and among KIC, SanDisk LLC and SanDisk Ireland.

“FAL MCEIA” means that certain Flash Alliance Mutual Contribution and Environmental Indemnification Agreement, dated as of July 7, 2006, by and among KIC, SanDisk LLC and SanDisk Ireland.

“FAL Operating Agreement” means that certain Operating Agreement of Flash Alliance, Ltd. dated as of July 7, 2006 between KIC and SanDisk Ireland.

“FAL Purchase and Supply Agreement” means (a) with respect to KIC, that certain Purchase and Supply Agreement, dated as of July 7, 2006, by and between FAL and KIC, or (b) with respect to SanDisk Ireland, that certain Purchase and Supply Agreement, dated as of July 7, 2006, by and between FAL and SanDisk Ireland.

“FFL” has the meaning set forth in the preamble to this Agreement.

“FFL Commitment and Extension Agreement” means that certain FFL Commitment and Extension Agreement, dated as of December 12, 2017, by and among KIC, WD, SanDisk LLC and SanDisk Flash.

“FFL Foundry Agreement” means that certain Flash Forward Foundry Agreement, dated as of March 2, 2011, by and between KIC and FFL.

“FFL Lease Agreement” means that certain Equipment Lease Agreement, dated as of October 20, 2015, by and between FFL and KIC.

“FFL Master Agreement” means that certain Flash Forward Master Agreement, dated as of July 13, 2010, by and among KIC, SanDisk LLC and SanDisk Flash.

“FFL MCEIA” means that certain Flash Forward Mutual Contribution and Environmental Indemnification Agreement, dated as of July 13, 2010, by and among KIC, SanDisk LLC and SanDisk Flash.

“FFL Operating Agreement” means that certain Operating Agreement of Flash Forward, Ltd., dated as of March 1, 2011 between KIC and SanDisk Flash.

Exhibit A-3

“FFL Purchase and Supply Agreement” means (a) with respect to KIC, that certain Purchase and Supply Agreement, dated as of March 1, 2011, by and between FFL and KIC, or (b) with respect to SanDisk Flash, that certain Purchase and Supply Agreement, dated as of March 1, 2011, by and between FFL and SanDisk Flash.

“FFL Second Extension Agreement” means that certain FFL Second Commitment and Extension Agreement, dated as of May 15, 2019, by and among Kioxia, WD, SanDisk and the JVs.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

“Former JV Capacity” has the meaning set forth in the K1 Agreement.

“Foundry Agreements” means the FAL Foundry Agreement, FFL Foundry Agreement and FPL Foundry Agreement.

“FPL” has the meaning set forth in the preamble to this Agreement.

“FPL Commitment and Extension Agreement” means that certain FPL Commitment and Extension Agreement, dated as of October 20, 2015, by and between KIC and SanDisk LLC.

“FPL Foundry Agreement” means that certain Flash Partners Foundry Agreement, dated September 10, 2004, by and between KIC and FPL.

“FPL Lease Agreement” means that certain Equipment Lease Agreement, dated as of September 10, 2004, by and between FPL and KIC.

Exhibit A-4

“FPL Master Agreement” means that certain Flash Partners Master Agreement, dated as of September 10, 2004, by and among KIC, SanDisk LLC and SanDisk Cayman.

“FPL MCEIA” means that certain Mutual Contribution and Environmental Indemnification Agreement, dated as of September 10, 2004, by and among KIC, SanDisk LLC and SanDisk Cayman.

“FPL Operating Agreement” means that certain Operating Agreement of Flash Partners, Ltd., dated as of September 10, 2004 between KIC and SanDisk Cayman.

“FPL Purchase and Supply Agreement” means (a) with respect to KIC, that certain Purchase and Supply Agreement, dated as of September 10, 2004, by and between FPL and KIC, or (b) with respect to SanDisk Cayman, that certain Purchase and Supply Agreement, dated as of September 10, 2004, by and between FPL and SanDisk Cayman.

“Governmental Authority” means any (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Person and any court or other tribunal); or (d) individual, Person or body (including any stock exchange) exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

“Information Security Agreement” means that certain Information Security Agreement, dated as of October 20, 2015, by and between KIC and SanDisk LLC.

“ISCO Supplement” means that certain Supplement to Information Security and Confidentiality Obligations, dated as of December 12, 2018, by and among KIC, WD, SanDisk and the JVs.

“JMD Project” and “JMDY Project” have the meaning set forth for the term “JMD Project” in the Amended JMD Agreement.

“Joint Operative Documents” means the Common R&D Agreement, the Product Development Agreement, the 3D Collaboration Agreement, the Amended JMD Agreement, the JVRA, the EUV Memorandum of Understanding, the Information Security Agreement, the BiCS LDA, the Settlement Agreement, the Undertaking, the WD-KIC PCLA and the ISCO Supplement.

[***]

“JV” has the meaning set forth in the Recitals.

“JV Agreements” means the JV Master Agreements, the JV Operating Agreements, the Foundry Agreements, the Purchase and Supply Agreements, the JV Lease Agreements, the JV

Exhibit A-5

MCEIAs, the FPL Commitment and Extension Agreement, the FAL Commitment and Extension Agreement, the FFL Commitment and Extension Agreement, the FFL Second Extension Agreement, the JV Services Agreements, the New Y2 Agreement, the Y6 Agreement, the K1 Agreement, the Y7 Ph1 Agreement and this Agreement.

“JV BiCS Products” means IV Y3 BiCS Products, IV Y4 BiCS Products, IV Y5 BiCS Products, JV New Y2 BiCS Products, JV Y6 BiCS Products, JV K1 BiCS Products, JV Y7 Ph1 CS BiCS Products and K2 Ph1 BiCS Products.

“JV BiCS Space” means, at any given time, the cleanroom space actually utilized for the production of JV BiCS Products at such time in the Y3 Facility, the Y4 Facility, the Y5 Facility, the New Y2 Facility, the Y6 Facility, the K1 Facility, the Y7 Ph1 CS and the K2 Ph1 Facility.

“JV BiCS Tools” means IV tools used in the IV BiCS Space.

“JV Business Plan” has, with respect to a IV, the meaning given to the term “Business Plan” in the respective IV’s IV Master Agreement.

“JV Capacity” means production capacity for IV Products.

“JV K1 BiCS Products” has the meaning set forth in the K1 Agreement.

“JV K2 Ph1 BiCS Products” has the meaning set forth in Section 3.1(b).

“JV K2 Ph1 Products” means the JV K2 Ph1 BiCS Products plus any other products manufactured using K2 Ph1 Facility cleanroom space in accordance with Article 3 that are identified [***] as K2 Ph1 lots and allocated to a IV under the applicable IV’s IV Master Agreement.

“JV K2 Ph1 NAND Flash Memory Products” has the meaning set forth in Section 3.4.

“JV Lease Agreements” means the FPL Lease Agreement, the FAL Lease Agreement and FFL Lease Agreement.

“JV Master Agreements” means the FAL Master Agreement, the FFL Master Agreement and the FPL Master Agreement.

“JV MCEIAs” means the FPL MCEIA, the FAL MCEIA, the FFL MCEIA, the New Y2 MCEIA, the Y6 MCEIA, the K1 MCEIA, the Y7 Ph1 MCEIA and the K2 Ph1 MCEIA.

“JV New Y2 BiCS Products” has the meaning set forth in the New Y2 Agreement.

“JV Operating Agreements” means the FPL Operating Agreement, the FAL Operating Agreement and the FFL Operating Agreement.

“JV Products” means NAND Flash Memory Products and BiCS Products, in each case manufactured for the JVs.

Exhibit A-6

“JV Services Agreements” means, collectively, that certain:

(a)	Services Agreement, dated as of September 10, 2004, between FPL and KIC;

(b)	Services Agreement, dated as of July 7, 2006, between FAL and KIC;

(c)	Services Agreement, dated as of July 7, 2006, between FAL and SanDisk Ireland;

(d)	Amended and Restated FFL Services Agreement, dated as of May 15, 2019, among FFL, KIC and KIW;

(e)	Services Agreement, dated as of March 1, 2011, between FFL and SanDisk Flash; and

(f)	Amended and Restated SanDisk Services Agreement, dated as of May 15, 2019, among SanDisk, KIC and KIW.

“JV Space” means, at any given time, JV BiCS Space and the cleanroom space actually utilized for the production of NAND Flash Memory Products for the JVs in the Y3 Facility, the Y4 Facility, the Y5 Facility, the New Y2 Facility, the Y6 Facility, the K1 Facility, the Y7 Ph1 CS and the K2 Ph1 Facility.

“JV Y3 BiCS Products” has the meaning set forth in the New Y2 Agreement.

“JV Y4 BiCS Products” has the meaning set forth in the New Y2 Agreement.

“JV Y5 BiCS Products” has the meaning set forth in the New Y2 Agreement.

“JV Y6 BiCS Products” has the meaning set forth in the Y6 Agreement.

“JV Y7 Ph1 CS BiCS Products” has the meaning set forth in the Y7 Ph1 Agreement.

“JVRA” means that certain Joint Venture Restructure Agreement, dated as of January 29, 2009, by and among the Parties, the JVs and certain of their respective Affiliates.

“K2 Ph1 Capacity Ratio” for either WD or KIC means [***]

“K1 Agreement” means that certain K1 Facility Agreement, dated as of May 15, 2019, among the Parties.

Exhibit A-7

[***]

“K1 Facility” means the production facility within the Kitakami Facility described in the K1 Agreement.

“K1 MCEIA” means that certain K1 Mutual Contribution and Environmental Indemnification Agreement, dated as of May 15, 2019, by and among Kioxia, SanDisk Cayman, SanDisk Ireland and SanDisk Flash.

“K1 Products” has the meaning set forth in the K1 Agreement.

“K1 Unilateral BiCS Expansion” means a Unilateral BiCS Expansion made within the K1 Facility.

“K2 Facility” means the production facility owned by KIC known to the Parties as the “K2 Facility” that is currently under construction in Iwate, Japan and forming part of the Kitakami Facility, including a building shell, cleanroom and all culverts, piping, ducting and associated infrastructure connecting thereto.

“K2 Ph1 BiCS Products” has the meaning set forth in Section 3.1(b).

[***]

“K2 Ph1 Facility” means the production facility owned by KIC known to the Parties as the “K2 Ph1 Facility” that is currently under construction in Iwate, Japan and forms part of the K2 Facility, including the building shell, cleanroom, and all culverts, piping, ducting and associated infrastructure connecting thereto. For the avoidance of doubt, the K2 Ph1 Facility also includes any office space used for JV or Kioxia Capacity operations in the K2 Ph1 Facility, as specified in Exhibit B hereto; provided, however, that the K2 Ph1 Facility shall not include, and KIC shall be solely responsible for all costs incurred in connection with the construction and usage of, any office space used by KIC for non-JV operations (marked in light purple in Exhibit B, and labeled as “Future space”, “1F KIC,” “2F KIC” or “KIC”); provided, further, that KIC shall track and allocate costs for such non-JV space based on the then-applicable area ratio, including separate monitoring of any traceable consumption of material or resources. When the area ratio for the K2 Ph1 Facility changes, KIC will notify WD in writing.

“K2 Ph1 Fixed Manufacturing Costs” means the K2 Ph1 Manufacturing Costs described on Schedule 8.4(b)(i).

“K2 Ph1 JV BiCS Space” has the meaning set forth in Section 3.2(a)(i).

“K2 Ph1 JV Engineers” has the meaning set forth in Section 7.1(a).

“K2 Ph1 JV Headcount Plan” has the meaning set forth in Section 7.2.

Exhibit A-8

“K2 Ph1 JV Space” means the K2 Ph1 JV BiCS Space plus any cleanroom space used for the production of NAND Flash Memory Products by the JVs in the K2 Ph1 Facility.

“K2 Ph1 Manufacturing Costs” has the meaning set forth in Section 8.1.

“K2 Ph1 MCEIA” means that certain K2 Ph1 Mutual Contribution and Environmental Indemnification Agreement, dated as of even date herewith, by and among Kioxia, SanDisk Cayman, SanDisk Ireland and SanDisk Flash.

“K2 Ph1 Minimum Commitment” has the meaning set forth in Section 4.1(a).

“K2 Ph1 NAND Flash Memory Products” has the meaning set forth in Section 3.4.

“K2 Ph1 Operating Committee” has the meaning set forth in Section 6.1.

“K2 Ph1 Product Fixed Manufacturing Costs” has the meaning set forth in Section 8.4(b)(i).

“K2 Ph1 Product Manufacturing Costs” has the meaning set forth in Section 8.4(a).

“K2 Ph1 Product Variable Manufacturing Costs” has the meaning set forth in Section 8.4(b)(ii).

“K2 Ph1 Products” means K2 Ph1 BiCS Products plus any other products manufactured using K2 Ph1 Facility cleanroom space in accordance with Article 3 that are identified by KIC as K2 Ph1 lots.

[***]

“K2 Ph1 Unilateral BiCS Expansion” means a Unilateral BiCS Expansion made within the K2 Ph1 Facility.

[***]

“K2 Ph1 Unilateral BiCS Products” has the meaning set forth in Section 3.1(b).

[***]

“K2 Ph1 Unilateral Space” means (a) any K2 Ph1 Unilateral Production Space within the K2 Ph1 Facility and (b) any K2 Ph1 Kioxia R&D Space.

“K2 Ph1 Variable Manufacturing Costs” means the K1 Manufacturing Costs described on Schedule 8.4(b)(ii).

“KIC” has the meaning set forth in the preamble to this Agreement.

Exhibit A-9

“Kioxia” has the meaning set forth in the preamble.

“Kioxia Capacity” has the meaning ascribed to the term “Toshiba Capacity” in the JVRA (which has been replaced with the term “Kioxia Capacity”) and includes, for the avoidance of doubt, any capacity (a) that constituted “Toshiba Capacity” under any Existing Agreement and (b) in any Toshiba Unilateral Expansion Space (as defined in the FFL Master Agreement), Yokkaichi Unilateral BiCS Expansion Space (as defined in each of the New Y2 Agreement and the Y6 Agreement), any K1 Unilateral Production Space (as defined in the K1 Agreement), any Y7 Ph1 CS Unilateral Production Space (as defined in the Y7 Ph1 Agreement) and any K2 Ph1 Unilateral Production Space (as defined in this Agreement).

[***]

[***]

[***]

[***]

[***]

“Kitakami Facility” means [***] including the K1 Facility and K2 Ph1 Facility.

“KIW” has the meaning set forth in the preamble to this Agreement.

“L/M” means either lots per month or Equivalent Lots per month, in each case as mutually agreed by the Parties.

“Law” means all applicable provisions of all (a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes; (b) orders, decisions, judgments, awards or decrees; and (c) requests, guidelines or directives (whether or not having the force of law), in each case of any Governmental Authority of any applicable jurisdiction.

“Management Representatives” has the meaning set forth in the JV Agreements.

“Master Operative Documents” means the Existing Agreements and the New Agreements.

[***]

“NAND Flash Memory Products” has the meaning set forth in the JV Agreements.

“New Y2 Agreement” means that certain New Y2 Facility Agreement, dated as of October 20, 2015, by and among KIC, SanDisk LLC, SanDisk Cayman, SanDisk Ireland, SanDisk Flash, FPL, FAL and FFL.

Exhibit A-10

[***]

“New Y2 Facility” means the production facility within the Yokkaichi Facility described in the New Y2 Agreement.

“New Y2 MCEIA” means that certain New Y2 Mutual Contribution and Environmental Indemnification Agreement, dated as of October 20, 2015, by and among KIC, SanDisk Cayman, SanDisk Ireland and SanDisk Flash.

“New Y2 Products” has the meaning set forth in the New Y2 Agreement.

“New Y2 Unilateral BiCS Expansion” means a Unilateral BiCS Expansion made within the New Y2 Facility.

“Non-NAND Products” means any technology or product other than NAND Flash Memory Products.

“Operating Committees” means the Y3 Operating Committee, Y4 Operating Committee, Y5 Operating Committee (each as defined in the JV Agreements), the New Y2 Operating Committee (as defined in the New Y2 Agreement), the Y6 Operating Committee (as defined in the Y6 Agreement), the K1 Operating Committee (as defined in the K1 Agreement), the Y7 Ph1 CS Operating Committee (as defined in the Y7 Ph1 Agreement) and the K2 Ph1 Operating Committee (as defined in this Agreement).

[***]

[***]

“Parent Parties” has the meaning set forth in the preamble to this Agreement.

“Person” means any individual or entity, including any private or public real estate operating company or real estate investment trust, exempted company, exempted limited partnership, private limited company, corporation, partnership, limited partnership, limited liability company, trust, charitable trust or other legal entity, wherever organized, or any unincorporated association or Governmental Authority.

[***]

[***]

“Product Development Agreement” means that certain Third Amended and Restated Product Development Agreement, dated as of March 1, 2011, between SanDisk LLC and KIC.

[***]

Exhibit A-11

[***]

“Proprietary BiCS Products” means BiCS Products that are proprietary to a Parent Party.

“Proprietary Flash Products” means Proprietary NAND Flash Memory Products and Proprietary BiCS Products.

“Proprietary NAND Flash Memory Products” means NAND Flash Memory Products which are proprietary to a Parent Party.

“Purchase and Supply Agreements” means the FPL Purchase and Supply Agreements, the FAL Purchase and Supply Agreements, and the FFL Purchase and Supply Agreements.

[***]

“SanDisk Cayman” has the meaning set forth in the preamble to this Agreement.

“SanDisk Flash” has the meaning set forth in the preamble to this Agreement.

“SanDisk Ireland” has the meaning set forth in the preamble to this Agreement.

“SanDisk LLC” has the meaning set forth in the preamble to this Agreement.

“Settlement Agreement” means that certain Confidential Settlement and Mutual Release Agreement, dated as of December 12, 2017, among Toshiba, KIC, WD and SanDisk.

[***]

[***]

[***]

“Undertaking” means that certain Parent Guarantee and Undertaking as to Collaboration, dated as of December 12, 2017, entered into by and among WD, Toshiba and KIC, and acknowledged and agreed by SanDisk and the JVs.

[***]

“WD” has the meaning set forth in the preamble to this Agreement.

“WD-KIC PCLA” means that certain Patent Cross License Agreement Between Western Digital Corporation and KIC, dated as of December 12, 2017, among WD, SanDisk Storage Malaysia Sdn. Bhd., SanDisk Bermuda Limited and KIC.

Exhibit A-12

[***]

“Y3 Facility” means the production facility within the Yokkaichi Facility described in the FPL Master Agreement.

“Y3 Products” has the meaning set forth in the New Y2 Agreement.

[***]

“Y4 Facility” means the production facility within the Yokkaichi Facility described in the FAL Master Agreement.

“Y4 Products” has the meaning set forth in the New Y2 Agreement.

[***]

“Y5 Facility” means the production facility within the Yokkaichi Facility described in the FFL Master Agreement.

“Y5 Products” has the meaning set forth in the New Y2 Agreement.

“Y6 Agreement” means that certain Y6 Facility Agreement, dated as of December 12, 2017, by and among KIC, WD, SanDisk LLC, SanDisk Cayman, SanDisk Ireland, SanDisk Flash, FPL, FAL and FFL.

[***]

“Y6 Facility” means the production facility within the Yokkaichi Facility described in the Y6 Agreement.

“Y6 MCEIA” that certain Y6 Mutual Contribution and Environmental Indemnification Agreement, dated as of December 12, 2017, by and among KIC, SanDisk Cayman, SanDisk Ireland and SanDisk Flash.

“Y6 Products” has the meaning set forth in the Y6 Agreement.

“Y6 Unilateral BiCS Expansion” means a Unilateral BiCS Expansion made within the Y6 Facility.

Exhibit A-13

“Y7 Ph1 Agreement” means that certain Y7 Ph1 Facility Agreement, dated as of January 31, 2022, by and among Kioxia, WD, SanDisk LLC, SanDisk Cayman, SanDisk Ireland, SanDisk Flash, FPL, FAL and FFL.

“Y7 Ph1 Collaboration Space” and “Y7 Ph1 CS” have the meaning set forth in the Y7 Ph1 Agreement

[***]

“Y7 Ph1 CS Products” has the meaning set forth in the Y7 Ph1 Agreement.

[***]

“Y7 Ph1 Facility” means the production facility within the Yokkaichi Facility described in the Y7 Ph1 Agreement.

“Y7 Ph1 MCEIA” means that certain Y7 Ph1 Mutual Contribution and Environmental Indemnification Agreement, dated as of January 31, 2022, by and among KIC, SanDisk Cayman, SanDisk Ireland and SanDisk Flash.

[***]

[***]

[***]

[***]

“Yokkaichi Facility” means [***] including the New Y2 Facility, the Y3 Facility, the Y4 Facility, the Y5 Facility, the Y6 Facility, the Y7 Ph1 Facility and [***] facility.

Exhibit A-14

Other Definitions

“Action” means a lawsuit, arbitration or other legal proceeding pending by or against or affecting a Party or any of its Affiliates or any of their respective properties.

“Adjustment Payment” has the meaning set forth in Section 4.7(b)(iii).

“Agreement” has the meaning set forth in the preamble to this Agreement.

[***]

“Building Depreciation Prepayment” has the meaning set forth in Section 2.5(a).

“Confidential Information” means information disclosed in written, recorded, graphical or other tangible form which is marked as “Confidential”, “Proprietary” or in some other manner to indicate its confidential nature, and/or orally or in other intangible form, identified as confidential at the time of disclosure and confirmed as confidential information in writing within [***] of its initial disclosure.

[***]

[***]

“Disclosing Party” has the meaning set forth in Section 13.2(a).

“Employer” has the meaning set forth in Section 7.6.

“Existing Agreements” means the JV Agreements and the Joint Operative Documents, but excluding the New Agreements.

“First JV Wafer Out Date” means the date on which the first production of wafers utilizing capacity at the K2 Ph1 Facility resulting from the implementation of the K2 Ph1 Minimum Commitment for a portion of such production’s manufacturing process is completed.

“Intellectual Property” has the meaning set forth in Section 15.7.

[***]

[***]

[***]

“Material Breach” has the meaning set forth in Section 14.3.

“New Agreements” has the meaning set forth in the Recitals.

“Parties” has the meaning set forth in the preamble to this Agreement.

Exhibit A-15

“Payment Amount” means the payment amount set forth for each Payment Due Date in Schedule 2.5(a)(i).

“Payment Due Date” means each of the payment due dates set forth in Schedule 2.5(a)(i).

“Personnel” has the meaning set forth in Section 7.1(d).

[***]

“Ramp-Up Commitment” means the investment necessary to implement an agreed BiCS Expansion, BiCS Technology Transition, BiCS Conversion, or Kitakami Capacity Transfer, in each case using the K2 Ph1 Facility, as set forth in a JV’s Investment Plan (as defined in the JV Agreements), after the K2 Ph1 Minimum Commitment has been fulfilled.

“Receiving Party” has the meaning set forth in Section 13.2(a).

[***]

“SanDisk” has the meaning set forth in the preamble to this Agreement.

[***]

[***]

[***]

[***]

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[***]

“Subsidiary” of any Person means any other Person:

(a)	more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

(b)

which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right to make decisions (equivalent to those generally reserved for the board of directors of a corporation) for such other Person is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such other Person shall be deemed to be a Subsidiary only so long as such ownership or control exists; provided, however, that the term Subsidiary, when used in relation to a Party or any of its Affiliates, shall not include any JV or any of the JVs’ Subsidiaries (except that, when used in relation to a Party that is a JV, the term Subsidiary shall include such JV’s own Subsidiaries).

Exhibit A-16

[***]

[***]

“Toshiba” means Toshiba Corporation.

“WD Personnel” has the meaning set forth in Section 7.1(c).

“WD Representative” has the meaning set forth in Section 6.1.

“WD Team” has the meaning set forth in Section 7.1(e).

Exhibit A-17

Exhibit B

Office Space Allocation

[***]

Schedule 2.5(a)(i) - 1

Schedule 2.5(a)(i)

Building Depreciation Prepayments

[***]

Schedule 2.5(a)(i) - 1

Schedule 2.5(a)(ii)

Credit Against Depreciation Expenses

[***]

Schedule 2.5(a)(ii) - 1

[***]

Schedule 2.5(a)(ii) - 2

Schedule 4.7(c)

Adjustment Payment Threshold Ratios

Threshold Direct Capacity Ratio

Calculation Date	WD Share		KIC Share		Total
	(L/M)	(% of total)	(L/M)	(% of total)	(L/M)
June 2024	0	—	0	—	0

Threshold Supported Capacity Ratio

Calculation Date	WD Share		KIC Share		Total
	(L/M)	(% of total)	(L/M)	(% of total)	(L/M)
June 2024	0	—	0	—	0

Schedule 4.7(c) - 1

Schedule 4.8(d)(x)

Capacity Transfer Credits

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Schedule 4.8(d)(x) - 1

Schedule 8.1(a)

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Schedule 8.1(a) - 1

Schedule 8.1(b)

[***]

Schedule 8.1(b) - 1

Schedule 8.4(b)(i)

[***]

Schedule 8.4(b)(i) - 1

Schedule 8.4(b)(ii)

[***]

Schedule 8.4(b)(ii) - 1

Schedule 11.1

Management and Operating Reports

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Schedule 11.1 - 1

[***]

Schedule 11.1 - 2

Schedule 12.1(f)

Y3, Y4, Y5, New Y2, Y6, K1, Y7 Ph1 CS and K2 Ph1 Capacity Ratios

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Schedule 12.1(f) - 1

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Schedule 12.1(f) - 2